As filed with the Securities and Exchange Commission on April 21, 2026
Registration No. 333-172476
811-04113

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 18
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 420

John Hancock Life Insurance Company (U.S.A.) Separate Account H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
(Exact name of Registered Separate Account)
John Hancock Life Insurance Company (U.S.A.)
(formerly, The Manufacturers Life Insurance Company (U.S.A.))
(Name of Insurance Company)

38500 Woodward Avenue Bloomfield Hills, Michigan 48304
(Address of Insurance Company’s Principal Executive Offices)

(617) 663-3000
(Insurance Company’s Telephone Number Including Area Code)

Sophia Pattas, Esquire John Hancock Life Insurance Company (U.S.A.) 197 Clarendon Street Boston, MA 02116
(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts
Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 27, 2026, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
[ ] New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
[ ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

[ ] If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
[X] Insurance Company relying on Rule 12h-7 under the Exchange Act
[ ] Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Venture® 7 Series Variable Annuity Prospectus
Previously Issued Contracts

April 27, 2026
This Prospectus describes interests in VENTURE® 7 SERIES flexible Purchase Payment individual deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® 7 Series Variable Annuity Contract for the name of your issuing Company. Effective October 12, 2012, the Contracts are no longer offered for sale.
Variable Investment Options. We measure Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in a Portfolio, listed in the “APPENDIX: PORTFOLIOS AVAILABLE UNDER THE CONTRACT” section to this Prospectus, that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.
This Contract is a complex investment and involves risks, including potential loss of principal. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use. Withdrawals could also result in surrender charges, taxes, and tax penalties, as applicable.
Investment in the Contract is subject to risks related to John Hancock USA or John Hancock New York, including that the obligations (including under the fixed account investment option), guarantees, or benefits are subject to the financial strength and claims-paying ability of John Hancock USA or John Hancock New York.
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
0426:703443
Venture® 7 Series

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I. Glossary
General Terms
In the following section, we define terms that we use throughout this Prospectus. In the second section of the Glossary, we define terms contained in this Prospectus that we use to describe our Income Plus for Life® 6.11 Series Riders. We also define other terms in specific sections of this Prospectus.
Accumulation Period: The period between the issue date of a Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. (See “VIII. Optional Benefits – Annual Step-Up Death Benefit.”)
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.
Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the back cover of this Prospectus.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date at least six months (one year for John Hancock New York Contracts) after the Contract Date, and prior to the Maturity Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “VII. Description of the Contract – Pay-out Period Provisions.”
Company: John Hancock USA or John Hancock New York, as applicable.
Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.
Contract: A Variable Annuity contract described in this Prospectus.
Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.
Contract Date: The date of issue of a Contract.
Contract Value: The total of the Investment Account values attributable to a Contract.
Contract Year: A period of twelve consecutive months beginning on the date the Contract is issued, or any anniversary of that date.

Financial Account Plan: A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.
Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Nonqualified Contract: A Contract which is not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.
Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.
Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contract.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Rider: An optional benefit that you may elect for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Subaccount: A separate division of the applicable Separate Account.
Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Options: The variable investment choices available to Contract Owners, and the Designated Investment Option (currently the Select Bond Trust Subaccount) that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.
Special Terms Used with Our Income Plus For Life® 6.11 Series Riders
In the following section, we define terms used in this Prospectus in connection with our Income Plus for Life® 6.11 Series Riders. Please see “VIII. Optional Benefits” for more details about these Riders.
Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base.
Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 6.11 Rider) turns age 65.
Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 6.11 Rider) turns age 95.
Assumed Equity Allocation Factor or AEAF: An assumed equity factor assigned to each of the Lifestyle Portfolio Subaccounts under the Portfolio Stabilization Process® that does not change. The Portfolio Stabilization Process® also determines a dollar- weighted AEAF on a periodic basis based on your current Contract Value in the Lifestyle Portfolio Subaccounts.
Benefit Base: The value we use to determine guaranteed annual withdrawal amounts under the Riders.
Benefit Rate: The rate we use to determine guaranteed annual withdrawal amounts under the Riders.
Covered Person(s): The individual (or two individuals under an Income Plus for Life – Joint Life® 6.11 Rider) whose lifetime(s) we use to determine the duration of any guaranteed lifetime withdrawal amounts under the Rider. The Covered Person(s) must be the Annuitant (or Co-Annuitants) under the Contract.
Credit: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Credit, if applicable, increases the Benefit Base if you defer taking withdrawals during one or more Credit Periods.
Credit Period: The period of time we use to measure the availability of Credits.
Credit Rate: The rate we use to determine a Credit, if any, under the Riders. The Credit Rate is based on the Covered Person’s (youngest Covered Person’s under an Income Plus For Life – Joint Life® 6.11 Rider) age on each Contract Anniversary.
Designated Investment Option: The Variable Investment Option that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®. Currently, the Designated Investment Option is the Select Bond Trust Subaccount.
Excess Withdrawal: A withdrawal that exceeds certain limits under the Income Plus For Life® 6.11 Series Riders.
Income Plus For Life® 6.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of a single Covered Person. We also may refer to this Rider as the “IPFL 6.11 Rider.”
Income Plus For Life – Joint Life® 6.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of two Covered Persons. We also may refer to this Rider as the “IPFL – Joint Life 6.11 Rider.”
Income Plus For Life® 6.11 Series Riders: Both Income Plus For Life® 6.11 Riders – i.e., Income Plus For Life® 6.11 and Income Plus For Life – Joint Life® 6.11. We also may refer to these Riders as the “IPFL 6.11 Series Riders.”
Lifetime Income Amount: The annual guaranteed withdrawal amounts under the Riders.
Lifetime Income Date: The date on which the Lifetime Income Amount guarantee begins.

Lifestyle Portfolio Subaccounts: The Subaccounts that invest in a specific Lifestyle Portfolio of the John Hancock Variable Insurance Trust: Lifestyle Balanced Portfolio Subaccount, Lifestyle Conservative Portfolio Subaccount, Lifestyle Growth Portfolio Subaccount and Lifestyle Moderate Portfolio Subaccount. We make the Lifestyle Portfolio Subaccounts available under a Contract with an IPFL 6.11 Series Rider.
Monthly Anniversary: The day in each calendar month that is the same day of the month as the Contract Date. If that day is not a Business Day, the Monthly Anniversary will be the next Business Day. If the Monthly Anniversary is on the 29th, 30th or 31st, then for any month that does not include those dates, the Monthly Anniversary will be the first Business Day of the following month.
Portfolio Stabilization Process®: A non-discretionary, systematic mathematical process we use each Business Day to monitor the Contract Value under a Contract with an IPFL 6.11 Series Rider. The Portfolio Stabilization Process® determines the amount of Contract Value, if any, that we automatically transfer between the Lifestyle Portfolio Subaccounts and a “Designated Investment Option” (currently the Select Bond Trust Subaccount) at the end of a Business Day.
Reference Value: A value that the Portfolio Stabilization Process® uses each Business Day to compare against your Contract Value. The Reference Value is based on your initial Contract Value, and is adjusted each Business Day to reflect Additional Purchase Payments and Excess Withdrawals. We adjust the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value. The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.
Reference Value Ratio or RV Ratio: The Contract Value on any Business Day divided by the current Reference Value.
Settlement Phase: The period when your Contract Value is less than the Lifetime Income Amount and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate.
Step-Up: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Step-Up, if applicable, increases the Benefit Base to reflect favorable investment performance, if any, on Contract Anniversaries before and after the Lifetime Income Date, up to and including the Age 95 Contract Anniversary.
Step-Up Date: A date on which we determine whether a Step-Up could occur.
Target Select Bond Trust Subaccount Allocation: The target amount required to be maintained in the Designated Investment Option of the Portfolio Stabilization Process® (currently the Select Bond Trust Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount.

II. Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
The Contract is a flexible Purchase Payment deferred variable annuity contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.
Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.
Description of the Contract. The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”
Contract Features. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant, unless the Owner is a trust or custodian. We provide more information about payout benefits in “VII. Description of the Contract – Pay-out Period Provisions.”
In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out.
The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life® 6.11 Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under “VIII. Optional Benefits.”
Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. During this phase you cannot make withdrawals and the death benefit and living benefit will have terminated. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.
We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment (see “Accumulation Period Provisions – Limitations on Additional Purchase Payments” in “VII. Description of the Contract”).
We hold the assets of each Variable Investment Option in a Subaccount that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “IV. Fee Tables”).
We offer two sets of Variable Investment Options. The set of Variable Investment Options available to you depends upon whether you selected an Income Plus for Life® 6.11 Series Rider with your Contract.

Contracts with an Income Plus For Life® 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Investment Options:
Lifestyle Balanced Portfolio Subaccount
Lifestyle Conservative Portfolio Subaccount
Lifestyle Growth Portfolio Subaccount
Lifestyle Moderate Portfolio Subaccount
Ultra Short Term Bond Trust Subaccount
In addition, we may make automatic transfers of your Contract Value to and from the Designated Investment Option (currently the Select Bond Trust Subaccount), in accordance with the Portfolio Stabilization Process® that is a feature of the IPFL 6.11 Series Riders. You cannot directly allocate any of your Contract Value to the Select Bond Trust Subaccount, but we may transfer your Contract Value between the Lifestyle Portfolio Subaccounts you choose and the Select Bond Trust Subaccount. We describe the Portfolio Stabilization Process® we use to determine when and how much we may transfer under “VIII. Optional Benefits.”
If you purchased a Contract with an Income Plus for Life® 6.11 Series Rider, you authorized us to transfer your
Contract Value between the Lifestyle Portfolio Subaccounts and a “Designated Investment Option” (currently the
Select Bond Trust Subaccount). Accordingly, your ability to maintain an investment in the Lifestyle Portfolio
Subaccounts is affected by automatic transfers we may make to and from the Select Bond Trust Subaccount. An
Income Plus For Life® 6.11 Series Rider may not be appropriate if you are primarily interested in maximizing the
Contract’s potential for long-term participation in equity securities markets.

Contracts without an Income Plus For Life® 6.11 Series Rider. If you purchased a Contract without an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Variable Investment Options:
Investment Quality Bond Trust Subaccount
Lifestyle Balanced Portfolio Subaccount
Lifestyle Conservative Portfolio Subaccount
Lifestyle Growth Portfolio Subaccount
Lifestyle Moderate Portfolio Subaccount
Managed Volatility Balanced Portfolio Subaccount
Managed Volatility Conservative Portfolio Subaccount
Managed Volatility Growth Portfolio Subaccount
Managed Volatility Moderate Portfolio Subaccount
Total Bond Market Trust Subaccount
Ultra Short Term Bond Trust Subaccount
All Contracts
Before you select Variable Investment Options under a Contract, you should consider:
• You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
• The risks, fees and expenses (such as operating expenses and transaction costs) associated with the Portfolios available under a Contract with an Income Plus For Life® 6.11 Series Rider generally will differ from those associated with the Portfolios available in a Contract without an Income Plus For Life® 6.11 Series Rider, even where the Portfolio names are similar (see “VI. General Information about Us, the Separate Accounts and the Portfolios – The Portfolios”). You should review the Portfolio prospectuses for more information.
• Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you do not have the ability to determine the investment decisions or strategies of the Portfolios.
You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.
Additional information about the Portfolios is provided in “Appendix: Portfolios Available Under the Contract.”

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “VII. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During Pay-out Period.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “VII. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “VII. Description of the Contract – Transfers During Pay-out Period”).
Transfers under Contracts with an Income Plus For Life® 6.11 Series Rider. We impose restrictions on your ability to make transfers among certain Variable Investment Options available under the Income Plus For Life® 6.11 Series Riders. In addition, we are authorized to make automatic transfers under the Portfolio Stabilization Process® from time to time. These automatic transfers move your Contract Value between the Lifestyle Portfolio Subaccounts you select and a Designated Investment Option (currently the Select Bond Trust Subaccount) (see “VIII. Optional Benefits”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300, or your entire balance in that Investment Option if less than $300. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “IX. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® 6.11 Series Rider may affect the benefits under the Rider (see “VIII. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.
What types of optional benefit Riders were available under the Contract?
For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may have varied by state.
Income Plus For Life® 6.11 Series Riders
The Income Plus For Life® 6.11 Series Riders (or “IPFL 6.11 Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VIII. Optional Benefits.”
Availability. If it was available in your state, you may have elected to purchase an IPFL 6.11 Series Rider through your financial representative’s authorized distributor. If we issued you a Contract with an IPFL 6.11 Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.
Rider Benefit. We designed the IPFL 6.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.” If you limit your annual withdrawals to the Lifetime Income Amount, we make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL 6.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:
• you make a withdrawal before the Lifetime Income Date; or
• your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.
We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. We also reduce the Lifetime Income Amount if your annual Withdrawal Amounts after the Lifetime Income Date exceed the limits specified in the IPFL 6.11 Series Riders. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VIII. Optional Benefits – Features of IPFL 6.11 Series Riders”).
Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it usually differs from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($3 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments (if not otherwise restricted – see “Accumulation Period Provisions – Limitations on Additional Purchase Payments”).
Investment Limitations – Automatic Transfers of Contract Value. If you purchased a Contract with an IPFL 6.11 Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. Under the IPFL 6.11 Series Riders, we monitor your Contract Value each Business Day and we may make automatic transfers of some of your Contract Value between the Lifestyle Portfolio Subaccounts you select and a Designated Investment Option (currently the Select Bond Trust Subaccount). We only make these automatic transfers to or from the Select Bond Trust Subaccount under a non-discretionary, systematic mathematical process we call the “Portfolio Stabilization Process®.” We describe the Portfolio Stabilization Process® in more detail in “VIII. Optional Benefits,” and in the SAI. We do not permit you to invest directly in or transfer funds directly out of the Select Bond Trust Subaccount.
Annual Step-Up Death Benefit Rider
You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased an Income Plus For Life® 6.11 Series Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or death if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) had already turned age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the Spouse of the decedent and owned the IRA in your own name).
If you elected to purchase an Annual Step-Up Death Benefit Rider and not an IPFL 6.11 Series Rider, you can invest your Contract Value in the Investment Options available under a Contract without an IPFL 6.11 Series Rider. We reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any Contract Value already allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option.

III. Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES
Are There Charges for Early Withdrawals?
Yes. There are withdrawal charges that you pay at the time you withdraw Contract Values or surrender the Contract on a first-in, first-out basis, measured from the date of each Purchase
Payment.
The maximum withdrawal charge is 8% of the Purchase Payment in the first year, reducing to
5% in the seventh year, and 0% thereafter.
For example, assuming a $100,000 investment, the highest possible surrender charge would be $8,000.
For more information on charges for early withdrawals, please refer to “IV. Fee Tables –
Transaction Expenses”.

Are There Transaction Charges?
Yes. In addition to surrender charges (if applicable), you may also be charged for the following transactions:
State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment
(see “IX. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
For more information on transaction charges and transfer fees, please refer to “IV. Fee Tables
–Transaction Expenses” and “IX. Charges and Deductions – Premium Taxes.”

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.15%	1.15%
	Portfolio Company fees and expenses[2]	0.85%	1.01%
	Optional benefits available for an additional Charge (for a single optional benefit, if elected)[3]	0.30%[1]	1.00%[3]
	[1]Charge based on average daily assets allocated to the Subaccounts.
	[2]Charge based as a percentage of the Portfolio’s average net assets.
	[3]Charge based on Adjusted Guaranteed Withdrawal Balance.
Because your Contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add charges for early withdrawals or surrender charges that substantially increase costs.

	Lowest Annual Cost $1,773.45	Highest Annual Cost $2,998.93
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of Contract
Classes and Portfolio Company fees and
expenses
●No optional benefits
●No sales charges
●No additional purchase payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Contract
Classes, optional benefits and Portfolio
Company fees and expenses
●No sales charges
●No additional purchase payments, transfers
or withdrawals

For more information on ongoing fees and expenses, please refer to “IV. Fee Tables – Periodic Fees and Expenses Other Than Portfolio Expenses.”
RISKS
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract. You bear the investment risk of any
Portfolio you choose as a Variable Investment Option for your Contract.
For more information on risk of loss, please refer to “V. Principal Risks of Investing in the
Contract.”

Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use.
Any withdrawal from the Contract may result in surrender charges, taxes, and tax penalties, as applicable.
For more information on the short-term investment risks, please refer to “V. Principal Risks of
Investing in the Contract.”

What Are the Risks Associated with the Investment Options?
An investment in this Contract is subject to the risk of poor performance and can vary depending on the performance of the Investment Options available under the Contract (e.g.,
Portfolio Companies). Each such option (including any fixed account investment option) will have its own unique risks, and you should review these Investment Options before making an investment decision.
For more information on the risks associated with Investment Options, please refer to “V.
Principal Risks of Investing in the Contract.”

What Are the Risks Related to the Insurance Company?
Your investment in the Contract is subject to risks related to John Hancock USA or John
Hancock New York, including that the obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of John
Hancock USA or John Hancock New York. Information about John Hancock USA and John
Hancock New York, including their financial strength ratings, are available upon request from your John Hancock representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-344-1029.
For more information on insurance company risks, please refer to “V. Principal Risks of
Investing in the Contract.”

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes. There are restrictions that may limit the variable Investment Options and general account option that you may choose, as well as limitations on the transfer of Contract Value among those options.
These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.
Among other things, the Contract allows us to eliminate the shares of a Portfolio or substitute shares of another new or existing Portfolio, subject to applicable legal requirements.
Additionally, the Company reserves the right to stop accepting Purchase Payments.
For more information on investment and transfer restrictions, please refer to “VII. Description of the Contract.”

Are There any Restrictions on Contract Benefits?
Yes. There are restrictions and limitations relating to optional benefits and whether an optional benefit may be modified or terminated by us.
Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefit restrictions, please refer to “VIII. Optional
Benefits.”

TAXES
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and amounts received under the Contract. There is no additional tax benefit to you if the
Contract was purchased through a tax-qualified plan or an individual retirement account
(IRA). If we pay out any amount of your Contract Value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the Purchase Payments paid, with any portion not treated as a return of your Purchase Payments subject to ordinary income tax, and may not be subject to tax penalties.
For more information about tax implications, please refer to “X. Federal Tax Matters.”

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some investment professionals may have received compensation for selling the Contract by means of various commissions and revenue sharing arrangements. The investment professional may have had a financial incentive to offer or recommend this Contract over another investment.
For more information on investment professional compensation, please refer to “VI. General
Information about Us, the Separate Accounts and the Portfolios.”

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own, and you should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing Contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
For more information on exchanges, please refer to “X. Federal Tax Matters.”

IV. Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from a Venture® 7 Series Contract. Please refer to your Venture® 7 Series Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time you make withdrawals from Contract Values or surrender the Contract (or when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.
Transaction Expenses
John Hancock USA Contracts and John Hancock New York Contracts
Withdrawal Charge (as a percentage of Purchase Payments)[1]	8%[2]
Transfer Fee[3]	$25
1
This charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
2
This charge is 8% of each premium paid in the first year, 7% in the second year, 6% in the third year, 5% in the fourth year, 4% in the fifth year, 3% in the sixth year, 2% in the seventh year and 0% thereafter.
3
This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay each year during the time that you own the Contract. This table does not include annual Portfolio operating fees and expenses. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
John Hancock USA
John Hancock New York
Administrative Expenses	$50
Base Contract Expenses (as a percentage of Separate Account value)	1.15%

Optional Benefit Expenses
Fees deducted from Separate Account[2]
(as a percentage of the Variable Investment Options)
Annual Step-Up Death Benefit Fee	0.30%
Optional Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[3]	1.20%
1
The annual fee is waived if you are registered for electronic delivery of transaction confirmations (see “XI. General Matters – Transaction Confirmations”).
2
Amount shown includes the Mortality and Expense Risks Fee, Administration Fee, Distribution Fee, as well as the optional Annual Step-Up Death Benefit Fee, as applicable.
3
See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base for the Income Plus For Life ® Series Riders.
Optional Guaranteed Minimum Withdrawal Benefit Rider Fees(as a percentage of Adjusted Benefit Base)
Rider	Issued In	Maximum Fee	Current Fee
Income Plus For Life®6.11 [1]	All States	1.50%	1.00%
Income Plus For Life- Joint Life®6.11 [1]	All States	1.50%	1.00%
1
For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable Portfolio expenses if you choose to invest in certain Portfolios. A complete list of the Portfolios available under the Contract, including their annual expenses, maybe found in “Appendix: Portfolios Available Under the Contract” at the back of this document.
Annual Portfolio Company Expenses	Venture® 7 Series with IPFL 6.11 Series Rider		Venture® 7 Series without IPFL 6.11 Series Rider
	Minimum	Maximum	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (Rule 12b-1 fees) and other expenses)	0.86%	1.16%	0.86%	1.16%
Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Portfolio Company Expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.
Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders
The following example assumes that you invest $100,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and most expensive combination of Annual

Portfolio Company Expenses and optional benefits available for an additional charge. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA John Hancock New York Contract with Income Plus For Life® 6.11 and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$11,663	$18,773	$26,232	$47,379
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$4,280	$13,159	$22,452	$47,379
Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders
The next example also assumes that you invest $100,000 in a Contract but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the minimum fees and expenses of any of the Portfolios and represents the least expensive way to purchase the Contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$9,522	$12,377	$15,046	$23,730
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$2,089	$6,444	$11,046	$23,730

V. Principal Risks of Investing in the Contract
Risks Associated with Variable Investment Options. The investment performance of any variable Investment Account may be good or bad, and you may lose the entire amount you invest in a Contract. You take all the investment risk for amounts allocated to one or more of the Subaccounts, which invest in Portfolios. The risk varies with each Investment Option. Your Contract Value will increase or decrease based on the investment performance of the variable Investment Accounts you have chosen. The variable Investment Accounts cover a broad spectrum of investment styles and strategies, some variable Investment Accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the Portfolios. The death benefit may also increase or decrease with investment experience.
We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, including negative investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Risks Associated with Managed Volatility Portfolios. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so. For more information see “VI. General Information About Us, the Separate Accounts and the Portfolios.”
Transfer Risk. There is a risk that you will not be able to transfer your Contract’s value from one variable Investment Account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the Fixed Investment Option are more restrictive than those that apply to transfers out of variable Investment Accounts. If you purchased certain supplementary benefit Riders you will be subject to special transfer restrictions.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We apply these restrictions uniformly to each class of Contracts. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be quite complex. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Contract, please consult with a qualified tax professional with regard to the application of the law to your circumstances. For example, distributions from your Contract are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use. Withdrawals could also result in surrender charges, taxes, and tax penalties, as applicable. Therefore, it is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. There are surrender charges assessed if you surrender your Contract before the Maturity Date. Depending on the Contract Value at the time you are considering a surrender, there may be little or no Contract Value payable to you.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Insurance Company Risks. Your investment in the Contract is subject to risks related to John Hancock USA or John Hancock New York, including that the obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA or John Hancock New York. Information about John Hancock USA and John Hancock New York, including their financial strength ratings, are available upon request from your John Hancock representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-344-1029.

Contract Changes Risk. The Contract allows us to eliminate the shares of a Portfolio or substitute shares of another new or existing Portfolio, subject to applicable legal requirements. If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
Purchase Payment Risk. We reserve the right to refuse any Purchase Payment and to further limit your ability to make Additional Purchase Payments. If we exercise our right to suspend, reject, and/or place limitations on the acceptance of Additional Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through Additional Purchase Payments and therefore likewise limited in your ability to increase your death benefits and the values of a rider, if any. For more information, see “VII. Description of the Contract – Purchase Payments,” in the Prospectus.
Cybersecurity Risks. Our business and operations are highly dependent upon the effective operation of our computer systems and those of our third-party business partners. As a result, there are potential operational and information security risks associated with attack, damage, or unauthorized access to the technologies and systems on which our business depends. These risks include, among other things, the unauthorized access, theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying portfolios, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with the processing of actions taken on your Contract, including the processing of transactions and orders from our website or with the underlying portfolios, impact our ability to calculate unit values or an underlying portfolio to calculate a net asset value, or cause the release and possible destruction of confidential customer or business information. Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the portfolios underlying your policy to lose value. While measures have been implemented that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying portfolios, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

VI. General Information about Us, the Separate Accounts and the Portfolios
The Companies
Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 372 University Ave – Suite 55444, Westwood, MA 02090; and its web address is www.johnhancock.com/annuities.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; its overnight mail address is 372 University Ave – Suite 55445, Westwood, MA 02090; and its web address is www.johnhancock.com/annuities.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, or when we transfer Contract Value to a Designated Investment Option (currently the Select Bond Trust Investment Option), we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business. The Company is obligated to pay all amounts promised to investors under the Contracts.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.
The Portfolios
When you select a Variable Investment Option, or when we transfer Contract Value to or from a Designated Investment Option (currently the Select Bond Trust Investment Option), we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.
The Portfolios are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account. Similarly, the performance of a Portfolio available under a Contract could differ substantially from that of another Portfolio with a similar name and investment objective that is also available under the Contract.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under a Contract with an IPFL 6.11 Series Rider, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with the Portfolio Stabilization Process® and our obligations to pay guarantees and benefits under the Rider. We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Rider. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate, and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable.

However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s investment objective.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5% (as measured by annualized standard deviation of the Portfolio’s returns). The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate, and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s investment objective.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13% (as measured by annualized standard deviation of the Portfolio’s returns). The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate, and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s investment objective.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9% (as measured by annualized standard deviation of the Portfolio’s returns). The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying Portfolio’s or derivatives) to fluctuate, and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s investment objective.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.
The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you.
Funds of Funds
Each of the John Hancock Variable Insurance Trust’s “Lifestyle” and “Managed Volatility” Portfolios is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these funds of funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Portfolio Investment Objectives
The value of your Contract will increase or decrease based on the investment performance of the variable Investment Options you choose. You bear the risk that the variable Investment Options you select may fail to meet their objectives, that they could decrease in value, and that you could lose principal. There is a risk of loss of the entire amount invested. Information regarding each Portfolio Company, including its name, a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in “Appendix: Portfolios Available Under the Contract.”
You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the back cover of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. The Portfolios available may be restricted if you purchased a Contract with an Income Plus For Life® 6.11 Series Rider.
Voting Interest
We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

VII. Description of the Contract
Eligible Plans
The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “X. Federal Tax Matters”). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. We designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.
Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:
• the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
• any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.
Please see “X. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.
Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “X. Federal Tax Matters.”
Accumulation Period Provisions
Standard/Optional Benefits
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The “Benefits Available Under the Contract” table below summarizes information about those benefits. There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain optional benefit riders may result in restrictions upon some of the Contract benefits, including availability of Investment Options. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater that the value withdrawn, and/or could terminate the benefit. Information about the fees associated with each benefit included in the tables may be found in “IV. Fee Tables.”
Limitations on Additional Purchase Payments
Restriction on Additional Purchase Payments for Nonqualified Contracts. Except as listed below, you may not make an Additional Purchase Payment after the first Contract Year.
• (Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.
• (Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the first Contract Anniversary if your total Additional Purchase Payments would exceed $100,000.
Additional Purchase Payments for all Nonqualified Contracts remain subject to the following:
• You may not make an Additional Purchase Payment if your total contract value (your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates) exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

• (Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.
Restriction on Additional Purchase Payments for Qualified Contracts (Including IRAs). Except as listed below, you may not make an Additional Purchase Payment after the later of the first Contract Year or the Age 65 Contract Anniversary.
• (Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.
• (Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the later of the first Contract Anniversary or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.
Additional Purchase Payments for all Qualified Contracts remain subject to the following:
• You may not make an Additional Purchase Payment if your total contract value exceeds $1 million at the time of payment or if your total contract value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.
• (Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.
If we issued your Contract in connection with an IRA, any Additional Purchase Payments for the year that you become age 70½ and for any subsequent year must qualify as a “rollover contribution.” Please consult with a qualified tax professional for additional information.
For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.
Approval of Additional Purchase Payments through Automatic Payments or Transfers from Financial Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of the Contract, including any GMWB Rider, when made in connection with an automatic payment or transfer program from a bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:
• the Financial Account Plan or Payroll Plan was in effect on October 12, 2012,
• no automatic withdrawal program from your Contract is in effect,
• any GMWB Rider that you may have purchased with your Contract is not in the Settlement Phase, and
• you have received our approval if any of the conditions below apply.
For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Any Additional Purchase Payments will be subject to our approval if any of the following conditions apply:
• you make the payment under a Financial Account Plan and it exceeds the amount authorized on October 12, 2012 to be paid or transferred periodically from the bank account, brokerage account or other account you hold at a similar financial institution, and paid to us as an Additional Purchase Payment, or
• your total contract value exceeds $1 million at the time of payment, under either a Financial Account Plan or Payroll Plan, or
• your total contract value is less than $1 million and the Additional Purchase Payment under either a Financial Account Plan or Payroll Plan would cause your total contract value to exceed $1 million.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:
• you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or

• we impose additional restrictions, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.
John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:
• You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.
• You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.
• You and your Spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000.
• You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non- qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.
• You purchased a Contract to be used within John Hancock USA’s Individual 401(k) Program.
• You purchased a new Qualified Contract under an already existing qualified retirement plan AND the plan owned one or more Qualified Contracts issued by us prior to June 1, 2004.
If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
• the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
• the Contract Value at the end of such two-year period is less than $2,000.
In addition, if your account value becomes less than the annual administration and/or Rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.
As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, reduced by any Withdrawal Charges, Contract Fees and Rider fees. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable). The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “X. Federal Tax Matters”).
You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value, and for the Select Bond Trust Subaccount when we transfer Contract Value into that Subaccount. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete. We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, transfer amounts to or from the Select Bond Trust Subaccount, or apply amounts to an Annuity Option.
Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transfers of Contract Value under the IPFL 6.11 Series Riders’ Portfolio Stabilization Process®, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
• your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day;
• we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day; or
• the transfer of Contract Value is an “automated transaction” scheduled for that Business Day under the Portfolio Stabilization Process®.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:
(a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.
Transfers You May Make Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment

Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.
Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program; (b) automatic transfers to or from a Designated Investment Option (currently the Select Bond Trust Subaccount) under the Portfolio Stabilization Process®; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to take other actions to restrict trading, including, but not limited to:
• restricting the number of transfers made during a defined period;
• restricting the dollar amount of transfers;
• restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
• restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Automatic Transfers Under IPFL 6.11 Series Riders
If you purchased a Contract with an IPFL 6.11 Series Rider, we use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to transfer Contract Value to and from a Designated Investment Option (currently the Select Bond Trust Subaccount). We describe the Portfolio Stabilization Process® in more detail in “VIII. Optional Benefits” in this Prospectus, and in the SAI.
Telephone and Electronic Transactions
We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone or if eligible, electronically through your registered online account. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
• any loss or theft of your password; or
• any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Dollar Cost Averaging
We administer a Dollar Cost Averaging (“DCA”) program (offered in all states). If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program. The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.
Impact of Automatic Transfers under an IPFL 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value will be transferred to or from a Designated Investment Option (currently the Select Bond Trust Subaccount). The Portfolio Stabilization Process® may result instead in limiting your ability to achieve the desired benefit of the DCA programs. Although we process a daily transaction under the DCA program before we process a transaction under the Portfolio Stabilization Process®, you may experience:
(i) greater redemptions of accumulation units of a particular Investment Option when the unit value is low;
(ii) greater purchases of accumulation units of a particular Investment Option when the unit value is high; and
(iii) a different duration, and different amounts, invested in a particular Investment Option than you initially intended.
We describe the Portfolio Stabilization Process® in more detail in “VIII. Optional Benefits” and in the SAI.
Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.
Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program, which was offered in all states.
We permit Asset Rebalancing only on the following time schedules:
• quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
• semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
• annually on December 26th (or the next Business Day if December 26th is not a Business Day).
Impact of Automatic Transfers under an IPFL 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value is to be transferred to or from a Designated Investment Option (currently the Select Bond Trust Subaccount). The Portfolio Stabilization Process® is not designed to maintain Contract Value among Investment Options in your indicated percentages. It may result instead in limiting your ability to achieve the desired benefit of the Asset Rebalancing Program.
Although we process a scheduled transaction under the Asset Rebalancing Program before we process a transaction under the Portfolio Stabilization Process®, you may experience:
(i) transfers on a scheduled Asset Rebalancing date that do not match your indicated percentages;
(ii) transfers to and from a particular Investment Option between scheduled Asset Rebalancing dates; and
(iii) gains and losses between scheduled Asset Rebalancing dates for a particular Investment Option that do not reflect the investment of your indicated percentage of Contract Value in the Investment Option for the entire period.
We describe the Portfolio Stabilization Process® in more detail in “VIII. Optional Benefits,” and in the SAI.

Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.
When making a withdrawal from a Contract with an IPFL 6.11 Series Rider, your Withdrawal Amount is taken proportionally from all of your Variable Investment Options, including the Select Bond Trust Subaccount.
When making a withdrawal from a Contract without an IPFL 6.11 Series Rider, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Option(s) from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.
There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $1,000, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® 7 Series Variable Annuity Contracts that do not have an Income Plus For Life® 6.11 Series Rider. We reserve the right to enforce these restrictions for other Contracts in the future.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
• the New York Stock Exchange is closed (other than customary weekend and holiday closings);
• trading on the New York Stock Exchange is restricted;
• an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or
• the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “X. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals. (Not applicable to Contracts issued in New Jersey*) We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
• you are requesting that we mail the amount withdrawn to an alternate address; or
• you have changed your address within 15 days of the withdrawal or surrender request; or
• you have changed the ownership within 15 days of the withdrawal or surrender request; or
• you are requesting a withdrawal or surrender in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Income Plan
For Contracts without an IPFL 6.11 Series Rider, we administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program, which was offered in all states.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL 6.11 Series Rider. There is no charge for participation in this program. Please read “VIII. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging (“DCA”)	Under the dollar cost averaging program, you designate an amount that is transferred monthly from one variable or fixed investment account into any other variable investment account.	Standard	No charge	●DCA Fixed Investment Options may not always be available. You may elect out of the DCA program at any time. ●Offered in all states.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Asset Rebalancing Program
Under the asset allocation
rebalancing program, you designate
a percentage allocation of Contract
Value among variable investment
accounts. We automatically transfer
amounts among the variable
investment accounts at intervals you
select (annually, semi- annually,
quarterly, or monthly) to reestablish
your chosen allocation.
		Standard	No charge	●We reserve the right to cease this program after written notice to you. ●Offered in all states.
The Income Plan
The Income Plan (“IP”) permits you
to pre-authorize a periodic exercise
of the Contract’s withdrawal rights
by instructing us to withdraw a level
dollar amount from specified
Investment Options on a periodic
basis.
		Optional	No charge
●IP withdrawals may be limited
and may incur withdrawal charges
●We reserve the right to suspend
your ability to make Additional
Purchase Payments while you are
enrolled in an IP. IP withdrawals,
like other withdrawals, may be
subject to income tax and a 10%
penalty tax.
●Offered in all states.

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home	Any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if confined to an Eligible Nursing Home.	Optional	No charge	●For Contracts issued on or after May 1, 2002. ●Not offered in MA and NY.
Income Made Easy Program	Provides payment of an income for the lifetime of the Covered Person.	Optional	No charge	●Requires a GMWB Rider with a Contract. ●Offered in all states.
Standard Death Benefit
If the Owner dies before the Annuity
Commencement Date, the Death
Benefit will be the greater of the
Contract Value or the Minimum
Death Benefit, less any Debt.
If the Annuitant dies during the Pay-
out Period after an Annuity Option
has been selected, and, we make the
remaining guaranteed payments to
the Beneficiary.
		Standard	No charge
●We do not make any payments to
a Beneficiary if the last surviving
Covered Person dies while we are
making payments under an
Annuity Option providing only
for payments for life, or payments
during the Settlement Phase
under an optional GMWB Rider.

Annual Step-Up Death Benefit	Guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old.	Optional	0.30% (of the value of each variable Investment Account)	●The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. ●The Rider cannot be revoked once elected.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Guaranteed Minimum Withdrawal Benefit (“GMWB”) Riders
Lifetime Income Amount type of
benefit provides a guarantee of a
minimum amount available for
annual withdrawals for the duration
of a single lifetime, or for the
duration of two (“joint”) lifetimes.
Guaranteed Withdrawal Amount
type of benefit provides a guarantee
of a minimum amount available for
annual withdrawals that will last for
a period of time measured by a
Benefit Base. The Rider may
provide either or both types of
benefits.
The GMWB Riders we have offered
are:
Optional
●Only available at issue.
●The GMWB Rider fees are listed
in “VIII. Optional Benefits” and
are deducted on each Contract
Anniversary.
●We reserve the right to increase
the fee on the effective date of
each Step-Up.
●The Investment Options available
under GMWB Riders are
restricted.

	●Income Plus For Life®6.11		1.50% (of the Adjusted Benefit Base)	Offered in all states.
	●Income Plus For Life- Joint Life® 6.11		1.50% (of the Adjusted Benefit Base)	Offered in all states.
* The fee is an additional 0.20% of the value of the Variable Investment Options.
Death Benefit During Accumulation Period
The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.
Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:
• the Contract Value; or
• the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.
The death benefit is reduced in connection with withdrawals on a pro rata basis, by an amount equal to (i) multiplied by (ii) where:
(i) is equal to the death benefit prior to the withdrawal; and
(ii) is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.
If you die during the Settlement Phase under an optional Income Plus For Life® 6.11 Series Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VIII. Optional Benefits” for more information.
Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
• a certified copy of a death certificate; or
• a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
• any other proof satisfactory to us.
Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.
We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:
• The Beneficiary becomes the Owner.
• We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
• No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
• We waive withdrawal charges for all future distributions.
• If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
• If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “IX. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
• Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.
We may change the way we calculate the death benefit if you add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit.
If you substitute a new Contract Owner, the death benefit will be the Contract Value and the Guaranteed Minimum Death Benefit will no longer apply, with the following exceptions:
(a) the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner;
(b) the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual;
(c) the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
(d) ownership is transferred to the Owner’s Spouse following the death of the Owner.
A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.
Please see “VIII. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.
Pay-out Period Provisions
General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, the earliest allowable Annuity Commencement Date is six months after the Contract Date. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the 95th birthday of the oldest Annuitant (or in New York, the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the back cover of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:
• you are registered on the website; and
• your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.
Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 95). Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “X. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default a variable Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. For Contracts with an Income Plus For Life® 6.11 Series Rider, we provide as a default a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. Generally, the more frequent; the lower the payments; the less frequent, the higher the payments. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.
Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.
The Internal Revenue Code or the United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.
Once annuity payments commence:
• you are no longer permitted to make any withdrawals under the Contract;
• you are no longer permitted to make or receive any withdrawals under an IPFL 6.11 Series Rider;
• we may not change the Annuity Option or the form of settlement; and
• your Guaranteed Minimum Death Benefit terminates.
Please read the description of each Annuity Option carefully. Periodic payment amounts will differ based on the Annuity Option selected. Also, the payments will depend upon one’s age, the duration selected, the Contract Value at the time of annuitization, current mortality tables, etc. Generally, the longer the possible payment period, the lower the payment amount. Typically, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.
Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.
Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.
Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider. We make additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® 6.11 Series Riders (“IPFL Alternate Annuity Options”). The applicable fixed IPFL Alternate Annuity Option for single or joint lives shown below will be provided as the default option at your Contract’s Maturity Date.
IPFL Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with an IPFL 6.11 Rider. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
• the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 6.11 Rider that you purchased with your Contract; or
• the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.
IPFL Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the IPFL – Joint Life 6.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co- Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
• the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life 6.11 Rider that you purchased with your Contract; or
• the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.
Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with an Income Plus For Life® 6.11 Series Rider.
Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The rates contained in the annuity tables vary with the Annuitant’s age and the Annuity Option selected. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments
We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).
We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.
Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 1% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 2.17%.
Transfers During the Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year.
Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life or payments during the Settlement Phase under an optional Income Plus For Life® 6.11 Series Rider. Please read “VIII. Optional Benefits” for additional information.
Other Contract Provisions
Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. We do not permit joint ownership of Contracts purchased by a non-natural person (such as a corporation or a trust) or held for the benefit of such an entity. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner (except when the Owner is a trust or custodian). If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.
You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center.
Before requesting a change of ownership or making an assignment of your Contract, please consider the following:
• A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
• A change of ownership may result in termination of a minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from “VIII. Optional Benefits”).
• An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
• A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
• A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
• You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
• Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.
Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.
On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date (except when the Owner is a trust or custodian).
If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.
Beneficiary
The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries and the Code may limit the payout options available for certain classes of Beneficiaries.
Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.
Misstatement and Proof of Age or Survival
We normally require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age. If we have made incorrect payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future payments.

VIII. Optional Benefits
Overview
We offer two types of optional benefit Riders that you may have elected to purchase when you purchased a Contract:
• the Income Plus For Life® 6.11 Series Riders*, which are designed to provide a stream of lifetime income to the annuitant through withdrawals; and
• the Annual Step-Up Death Benefit Rider, which has the potential to provide a death benefit in excess of that provided under the Contract if the holder of the Contract (or the Annuitant, if the holder is a legal entity) dies during the Accumulation Phase of the Contract.
*
We use the term “IPFL 6.11 Series Riders” in the Prospectus to refer to both Income Plus For Life® Riders, i.e., Income Plus For Life® 6.11 and Income Plus For Life – Joint Life® 6.11.
You could have elected to purchase these Riders only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “VII. Description of the Contract”), you may not revoke these optional benefits (unless we increase the Rider fee). When your Contract reaches the Maturity Date, you may elect to extend the Maturity Date, if the current Maturity Date is earlier than the default Maturity Date, or choose one of our Annuity Options. If you do not elect to extend the Maturity Date or choose an Annuity Option (or do not make a total withdrawal of the Surrender Value), we provide as a default a fixed Annuity Option as described in “VII. Description of the Contract – Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider.”
Features of the IPFL 6.11 Series Riders
Covered Person(s)
The Income Plus For Life® 6.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® 6.11) or on the lifetime durations of two Covered Persons (Income Plus For Life – Joint Life® 6.11).
Single Life Guarantee. For Income Plus For Life® 6.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Annuitant at issue of the Rider.
The Covered Person must remain an Annuitant (subject to our underwriting rules) to receive benefits under a Rider.
Joint Life Guarantee. Income Plus For Life – Joint Life® 6.11 Riders provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, determined at the time you elected the Rider. A Spouse may need to qualify as a “spouse” under state law to be treated as a Covered Person under the Contract.
Availability
You could have elected an IPFL 6.11 Series Rider at the time you purchased a Contract. You may have elected to purchase an Income Plus For Life® 6.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you cannot revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable (unless we increase the Rider fee).
Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.
Rider Fee
We charge an additional fee on each Contract Anniversary for the IPFL 6.11 Series Riders. Subject to certain limits described below, we reserve the right to change the fee, up to the maximum fee, at any time. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:
• on the date we determine the death benefit;

• after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
• at full surrender of the Contract.
We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.
The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the IPFL 6.11 Series Rider fee at any time, but we will not change the Rider fee during the first two Contract Years, or within the two Contract Years following a change in the Rider fee. The fee will never exceed a maximum fee of 1.50%.
If we increase the Rider fee, you may elect to terminate your IPFL 6.11 Series Rider by submitting a written request in Good Order to our Annuities Service Center:
• that includes your instructions for the reallocation of Contract Value (at your option, including any Contract Value allocated to a DCA Source Investment Option) to Investment Options we then make available for a similar Contract without an IPFL 6.11 Series Rider; and
• that we receive in Good Order no later than 30 days after the effective date of the increase.
At the end of the Business Day on which we determine that your written request complies with the above conditions, we will process the following transactions:
• we will determine your total Contract Value based on your allocations to the Investment Options then available under the IPFL Rider;
• if applicable, we will transfer your total Contract Value to your new Investment Option allocations; and
• we will terminate the Rider.
We will not deduct a Rider fee after the effective date of the increase if your request for termination complies with our requirements. The Portfolio Stabilization Process® will not apply to these transactions. Any reallocation will not count against the number of transfers that we allow per Contract Year. Upon Termination the Rider cannot be reinstated.
Restrictions on Additional Purchase Payments
We generally restrict your ability to make Additional Purchase Payments into Contracts with or without an IPFL 6.11 Series Rider (see “VII. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”).
IPFL 6.11 Series Riders Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
• (for the IPFL 6.11 Rider): the Covered Person remains alive and is designated as an Annuitant under the Contract; or
• (for the IPFL – Joint Life 6.11 Rider): either Covered Person remains alive and is designated as an Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
• the Benefit Rate for the Rider on the Lifetime Income Date; by
• the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (IPFL 6.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 6.11 Series Rider’s Benefit Base and/or Benefit Rate. Please see “Increases in Guaranteed Amounts” below for more information.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the youngest Covered Person turned age 59½ or older during the first Contract Year.
Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59½. The earliest available Lifetime Income Date we offer for this Rider is subject to change. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).
Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an IPFL 6.11 Series Rider is $3 million. The initial Benefit Base equals the amount of your initial Purchase Payment (up to $3 million).
We reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals on a pro rata basis. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.
Benefit Rate. We use the following Benefit Rates to determine the Lifetime Income Amount:
Benefit Rate by Age
Covered Person’s age during Contract Year of first withdrawal after Lifetime Income Date	IPFL 6.11 Rider	IPFL – Joint Life 6.11 Rider
59½ – 64	4.00%	3.75%
65 and over	5.00%	4.75%
If you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate shown applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 6.11) on the first withdrawal after the Lifetime Income Date.
EXAMPLE: Assume that you purchased a Contract with the IPFL 6.11 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary because you turn age 59½ during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we set your Benefit Rate equal to 4% because you are over age 59½ and under age 65 during the Contract Year of the withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5% because you turn age 65 during the Contract Year of the withdrawal.
Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life® 6.11 Rider, we use lower Benefit Rates than we do under the Income Plus For Life® 6.11 Rider.

Variable Investment Options and Automatic Transfers of Contract Value Under an IPFL 6.11 Series Rider
The Variable Investment Options that we use for Contracts with an IPFL 6.11 Series Rider differ from the Variable Investment Options we make available for Contracts without an IPFL 6.11 Series Rider.
The Variable Investment Options for Contracts with an IPFL 6.11 Series Rider are:
Variable Investment Options That You May Select		Variable Investment Option That We Use for Automatic Transfers of Contract Value
Subject to automatic transfers of Contract Value:	Not subject to automatic transfers of Contract Value:
Lifestyle Balanced Portfolio Subaccount Lifestyle Growth Portfolio Subaccount Lifestyle Moderate Portfolio Subaccount Lifestyle Conservative Portfolio Subaccount*	Ultra Short Term Bond Trust Subaccount* Lifestyle Conservative Portfolio Subaccount*	Select Bond Trust Subaccount
*
Automatic transfers will not apply if you allocate 100% of your Contract Value to the Lifestyle Conservative Portfolio Subaccount and/or the Ultra Short Term Bond Trust Subaccount.
When you select a Variable Investment Option, we allocate your money to a Subaccount of our Separate Account. Each Subaccount invests in a corresponding Portfolio of the John Hancock Variable Insurance Trust. Please see “VI. General Information about Us, the Separate Accounts and the Portfolios” for more information about each of these Portfolios.
You also may use a Variable Investment Option (other than the Select Bond Trust Subaccount) as a DCA Source Investment Option under our DCA program. (See “VII. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for more information about this program.) We reserve the right to restrict in the future the Variable Investment Options into which you may select to allocate your Contract Value.
Please consult with your financial representative to assist you in determining which available Variable Investment Options are best suited for your financial needs and risk tolerance.
Automatic Transfers. By purchasing an IPFL 6.11 Series Rider, you give us authority to make automatic transfers between your selected Lifestyle Portfolio Subaccounts and a Designated Investment Option (currently the Select Bond Trust Subaccount). Accordingly, we monitor your Contract Value daily and systematically transfer amounts between the Lifestyle Portfolio Subaccounts shown above and the Select Bond Trust Subaccount. The determination of when, and how much, to transfer is made through a non- discretionary, systematic mathematical process that we call the “Portfolio Stabilization Process®.”
We intend the process to limit your Contract Value’s exposure to equity markets by allocating Contract Value to the Select Bond Trust Subaccount during periods of equity market volatility and also when you take withdrawals after the Lifetime Income Date. The Portfolio Stabilization Process® determines when and how much to transfer, if any, from the Lifestyle Portfolio Subaccounts to the Select Bond Trust Subaccount. The Portfolio Stabilization Process® also determines when, and how much, Contract Value to transfer, if any, from the Select Bond Trust Subaccount to the Lifestyle Portfolio Subaccounts. We designed the Portfolio Stabilization Process®, and made it an integral part of the IPFL 6.11 Series Riders, to protect us by reducing the potential impact of volatile markets on the risk we assume from the guarantees provided to you under the Riders. The process works to monitor your Contract Value every Business Day and to determine whether to transfer Contract Value between the Lifestyle Portfolio Subaccounts and the Select Bond Trust Subaccount. Transfers under the Portfolio Stabilization Process® do not affect the current value of the Benefit Base or the Lifetime Income Amount, and they are not included within the Separate Account’s short term trading restriction of two transfers per month. (See “VII. Description of the Contract – Transfers You May Make Among Investment Options.”)
Because the Portfolio Stabilization Process® can allocate Contract Value to the Select Bond Trust Subaccount, it may limit your ability to participate in favorable investment performance of the Lifestyle Portfolio Subaccounts whenever a portion of your Contract Value is invested in the Select Bond Trust Subaccount. On the other hand, when Contract Value is allocated and retained in the Select Bond Trust Subaccount, the Portfolio Stabilization Process® has the potential to protect your Contract Value from declining and volatile equity markets.

We provide no assurance:
• of the amount, if any, and duration of any investment in the Select Bond Trust Subaccount;
• that the Portfolio Stabilization Process® will enhance the earnings potential of your Contract or protect your Contract Value from declines in value; or
• that the amount and/or frequency of Step-Ups will not be affected by the Portfolio Stabilization Process®.
You may not directly allocate Contract Value to the Select Bond Trust Subaccount. Your Contract refers to the Select Bond Trust Subaccount as the “Designated Investment Option.” We reserve the right to designate a different Subaccount for automatic transfers of Contract Value. We may change the Designated Investment Option, for example, in the event there is a merger or a substantial change in the investment objectives and strategy of the Select Bond Trust Portfolio.
Operation of the Portfolio Stabilization Process®
Here’s how the Portfolio Stabilization Process® generally works:
STEP ONE
Determination of Reference Value. We calculate a Reference Value based on the initial Contract Value of your Contract in each of your selected Variable Investment Options. We increase the Reference Value each Business Day to reflect:
• prior to the Lifetime Income Date, the full amount of Additional Purchase Payments we receive on that Business Day; and
• on or after the Lifetime Income Date, the excess, if any, of any Additional Purchase Payments we receive on that Business Day over any withdrawal since the later of:
• the Lifetime Income Date; or
• the date of the most recent Additional Purchase Payment that increased the Reference Value; or
• the date of the most recent reduction in the Reference Value.
We increase the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value.
We decrease the Reference Value on any Business Day you take an Excess Withdrawal, (which includes any withdrawal prior to the Lifetime Income Date). Excess Withdrawals prior to the Lifetime Income Date reduce the Reference Value in the same proportion as the entire amount of the withdrawal divided by the Contract Value prior to the withdrawal. Excess Withdrawals after the Lifetime Income Date reduce the Reference Value in the same proportion that the excess portion of the withdrawal reduces the Contract Value remaining after it is first reduced by any portion of the withdrawal attributable to the Lifetime Income Amount. The Reference Value will not be decreased for withdrawals on and after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount or if your withdrawals are made under our Life Expectancy Distribution Program (see “Withdrawals after the Lifetime Income Date,” below).
The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.
STEP TWO
Comparison of Contract Value to Reference Value; Impact of Transactions. We designed the Portfolio Stabilization Process® to trigger a review of your Contract Value and the possibility of an automatic transfer of Contract Value to and from a Designated Investment Option (currently the Select Bond Trust Subaccount) based on:
• the ratio (expressed as a percentage) of your Contract Value to the Reference Value (the “Reference Value Ratio” or “RV Ratio”) or
• the occurrence of certain transactions that we describe below.
We calculate the RV Ratio for your Contract at the end of each Business Day by dividing the current Contract Value by the current Reference Value. NOTE: The RV Ratio may change when you take withdrawals up to the Lifetime Income Amount, and may result in automatic transfers of Contract Value to the Select Bond Trust Subaccount under STEP FOUR A (see Examples 5(a) and 5(d) in Appendix C: “Examples of the Portfolio Stabilization Process®”).

The Portfolio Stabilization Process® reviews the allocation of Contract Value under your Contract (and determines possible transfers to or from the Select Bond Trust Subaccount, as described in STEP THREE) when the RV Ratio first falls below 92.5% and at certain incremental thresholds after that. The Portfolio Stabilization Process® generally does not review the allocation of Contract Value under your Contract if the RV Ratio from one Business Day to the next remains within one of the following bands (“RV Ratio Bands”):
RV Ratio Band	RV Ratio
5	92.5% or more
4	less than 92.5%, but greater than or equal to 90%
3	less than 90%, but greater than or equal to 87.5%
2	less than 87.5%, but greater than or equal to 85%
1	less than 85%, but greater than or equal to 82.5%
0	less than 82.5%
The Portfolio Stabilization Process® will proceed to STEP THREE to determine a possible transfer to or from the Select Bond Trust Subaccount under the following circumstances:
• on any Business Day when the RV Ratio Band decreases from the RV Ratio Band in effect on the date of a previous transfer under the Portfolio Stabilization Process®, or
• in cases where the RV Ratio previously increased from an RV Ratio Band to a higher RV Ratio Band and remained at least at a higher RV Ratio Band for five consecutive Business Days, or
• if the RV Ratio is less than 82.5% on any Monthly Anniversary, or
• upon the occurrence of a transaction described below.
Increases in RV Ratio. The Portfolio Stabilization Process® will not proceed to STEP THREE, unless:
• the RV Ratio increases and remains within the same RV Ratio Band for 5 consecutive Business Days (or moves to a higher RV Ratio Band during that 5 Business Day period), or
• upon the occurrence of a transaction described below.
At the end of the 5th consecutive Business Day or upon the occurrence of a transaction described below, the Portfolio Stabilization Process® uses the minimum RV Ratio Band calculated during the 5 Business Day Period to determine the permitted Contract Value allocation described in STEP THREE, inclusive of amounts held in the Select Bond Trust Subaccount.
Examples. In the next two examples, we illustrate the impact of the daily RV Ratio Band on transfers from the Select Bond Trust Subaccount. In each example, we assume that:
• your Contract Value has been allocated to the Lifestyle Portfolio Subaccounts,
• the Portfolio Stabilization Process® previously resulted in a transfer of Contract Value to the Select Bond Trust Subaccount,
• there are no transactions, as described in STEP TWO, and
• there is Contract Value allocated in the Select Bond Trust Subaccount for each Business Day shown that exceeds the amount required.
EXAMPLE 1 (RV Ratio Band Increases Then Falls): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:
Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	3	1
Although the RV Ratio Band increased from 2 to 3, it did not remain at 3 for the required five Business Days so no amounts would be transferred under your Contract from the Select Bond Trust Subaccount to any Lifestyle Portfolio Subaccounts. Under this example, the RV Ratio Band on Business Day 6 decreased from RV Ratio Band 3 to RV Ratio Band 1. Since RV Ratio Band is even lower than the RV Ratio Band on Day 1, it is possible that additional Contract Value might even be transferred to the Select Bond Trust Subaccount from your selected Lifestyle Portfolio Subaccounts.

EXAMPLE 2 (RV Ratio Band Increases): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:
Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	4	5
In this example, the RV Ratio Band increased from 2 to 3 and remained at an RV Ratio Band of 3 or higher for five consecutive Business Days (i.e., from Business Day 2 through Business Day 6). The Portfolio Stabilization Process® would result in a transfer of Contract Value from the Select Bond Trust Subaccount at the end of Business Day 6 based on the RV Ratio Band 3 (i.e., the lowest RV Ratio Band from Business Day 2 through Business Day 6). Even though the RV Ratio Band increased from 3 to 4 on Business Day 5, and again increased to RV Ratio Band 5, it did not remain at either of the higher RV Ratio Bands at the end of Business Day 6 for the required five consecutive Business Days. The movement to a higher RV Ratio Band on Day 5 could result in an additional transfer if the RV Ratio for the next 4 Business Days (i.e., Business Days 6 to 9) remains at RV Ratio Band 4 or higher.
Once all conditions have been satisfied, the Portfolio Stabilization Process® transfers Contract Value held in the Select Bond Trust Subaccount, up to the total amount permitted, on a pro rata basis to each of the Lifestyle Portfolio Subaccounts in which your Contract currently allocates Contract Value. Transfers from your selected Lifestyle Portfolio Subaccounts to the Select Bond Trust Subaccount may occur more frequently than transfers from the Select Bond Trust Subaccount back to your selected Lifestyle Portfolio Subaccounts.
Transactions. We review the allocation of Contract Value on any Business Day if one or more of the following transactions occur:
• you make an Additional Purchase Payment, or
• you transfer Contract Value between your selected Variable Investment Options, or
• a special transfer service (e.g., Automatic Rebalancing or Dollar Cost Averaging) transfers Contract Value to any of your selected Variable Investment Options.
WE PROCEED TO STEP THREE when:
• at least one of the transactions described in the section above has occurred,
• the RV Ratio first declines below 92.5%,
• the RV Ratio decreases from the last assigned RV Ratio Band to a lower RV Ratio Band,
• the RV Ratio is less than 82.5% on the Monthly Anniversary, or
• the RV Ratio increases from an RV Ratio Band to a higher RV Ratio Band and remains at a higher level for five consecutive Business Days (see STEP FOUR B, below).
Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.
STEP THREE
Review Allocation of Contract Value. The Portfolio Stabilization Process® reviews the allocation of your Contract Value and determines how much Contract Value, if any, will be transferred to or from the Select Bond Trust Subaccount. It does this by:
• assigning an assumed equity allocation factor (“Assumed Equity Allocation Factor” or “AEAF”) to each of the Lifestyle Portfolio Subaccounts that you may select;
• calculating a dollar-weighted AEAF for your Contract Value based on the Contract Value then allocated to each of your selected Lifestyle Portfolio Subaccounts;
• determining the amount of Contract Value, if any, (a) to be transferred from the Lifestyle Portfolio Subaccounts to the Select Bond Trust Subaccount; or (b) to be transferred to the Lifestyle Portfolio Subaccounts from the Select Bond Trust Subaccount.
Assumed Equity Allocation Factors under the Portfolio Stabilization Process®. The AEAF for each of the Lifestyle Portfolio Subaccounts is a hypothetical value that does not change on a Contract with an IPFL 6.11 Series Rider. The factor is based on the underlying Portfolio’s investment objective. In general, the more an underlying Portfolio seeks to invest in equities (or in funds that invest in equities), the higher the factor. Your selection of other Investment Options, and the amount of Contract Value allocated to each of your selected Investment Options impacts the overall factor.
The AEAF for each of the Lifestyle Portfolio Subaccounts on the date of this Prospectus is:
• Lifestyle Growth Portfolio Subaccount – 70
• Lifestyle Balanced Portfolio Subaccount – 50
• Lifestyle Moderate Portfolio Subaccount – 40
• Lifestyle Conservative Portfolio Subaccount – 20
If your Contract Value is in more than one Lifestyle Portfolio Subaccount, the dollar-weighted AEAF for your Contract equals the weighted average of the factors for each of your selected Lifestyle Portfolio Subaccounts. The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Select Bond Trust Subaccount or the Ultra Short Term Bond Trust Subaccount.
EXAMPLE 3: If $4,000 of your Contract Value is allocated to the Lifestyle Growth Portfolio Subaccount, $4,000 of your Contract Value is allocated to the Lifestyle Balanced Portfolio Subaccount, and $2,000 of your Contract Value is allocated to the Ultra Short Term Bond Trust Subaccount, only the amounts in the two Lifestyle Portfolio Subaccounts are considered for application of the AEAFs. Accordingly, since half of the relevant Contract Value is in each Lifestyle Subaccount, the dollar-weighted AEAF is calculated as ($4,000 × 70) + ($4,000 × 50) ÷ ($4,000 + $4,000) = 60 (i.e., (50% × 70) + (50% × 50), or 60).
We may assign an AEAF to any additional Subaccounts that we may make available.
The Portfolio Stabilization Process® calculates the amount of your Contract Value required to be invested in the Select Bond Trust Subaccount, if any, on any Business Day based on:
• the dollar-weighted AEAF applicable to your Contract (based on the specific Lifestyle Portfolio Subaccounts in which your Contract is invested);
• the RV Ratio; and
• your entire Contract Value on the date of the calculation.
*
The Portfolio Stabilization Process® uses the term “Target Select Bond Trust Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Designated Investment Option (currently the Select Bond Trust Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount. We define the term as follows:
Target Select Bond Trust Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:
(a) Is the minimum of the Contract Value and 80% of the Reference Value
(b) Is the Reference Value Band multiplied by 2.5% of the Reference Value
(c) Is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value
(d) Is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.
For purposes of the Target Bond Trust Subaccount Allocation, “F” is determined as follows:
F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF – 20)
5 × WAEAF
The amount of your Contract Value required to be invested in the Select Bond Trust Subaccount (if any):
• can differ depending on the Lifestyle Portfolio Subaccounts you select;
• can differ depending on the Contract Value allocated to each of your Investment Options; and
• can differ from the amounts determined on a previous Business Day based on changes in the Contract Value allocated to each Investment Option, changes in the value of the Select Bond Trust Subaccount, and changes in the RV Ratio.
The Portfolio Stabilization Process® does not limit the amount of Contract Value that you may allocate to:
• the Ultra Short Term Bond Trust Subaccount, or
• the Lifestyle Conservative Portfolio Subaccount if that is the only one of the Lifestyle Portfolio Subaccounts that you select.

Contract Value in the Ultra Short Term Bond Trust Subaccount lowers any amounts required to be allocated under the Portfolio Stabilization Process® to the Select Bond Trust Subaccount.
In general, a higher dollar-weighted AEAF for your Contract, and/or a lower RV Ratio Band, results in a lower percentage of Contract Value that may be maintained in the Lifestyle Portfolio Subaccounts. We provide additional information on calculations under the Portfolio Stabilization Process® in the SAI, which is available at no cost.
Examples of Permitted Allocations in Lifestyle Portfolio Subaccounts. The examples illustrate how current allocations of Contract Value, your selection of Investment Options, and RV Ratio Bands affect the amounts permitted to be invested in Lifestyle Portfolio Subaccounts under the Portfolio Stabilization Process®.
EXAMPLE 4 (100% Lifestyle Portfolio Subaccount): In the following table, we illustrate four different hypothetical Contracts where 100% of your Contract Value is allocated to one of the Lifestyle Portfolio Subaccounts. These examples show how the Portfolio Stabilization Process® limits the percentage of Contract Value that could remain allocated to that Subaccount under different RV Ratio Bands and different Assumed Equity Allocation Factors (“AEAF”) for each of the Lifestyle Portfolio Subaccounts.
	CURRENT CONTRACT VALUE ALLOCATION:
	Contract A		Contract B		Contract C		Contract D
	100% Lifestyle Growth Portfolio Subaccount		100% Lifestyle Balanced Portfolio Subaccount		100% Lifestyle Moderate Portfolio Subaccount		100% Lifestyle Conservative Portfolio Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract A		Contract B		Contract C		Contract D
	Lifestyle Growth Portfolio Subaccount		Lifestyle Balanced Portfolio Subaccount		Lifestyle Moderate Portfolio Subaccount		Lifestyle Conservative Portfolio Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	70	100%	50	100%	40	100%	20	100%
4	70	85.7 - 86.1%	50	88.0 - 88.3%	40	90.0 - 90.3%	20	100%
3	70	71.4 - 72.2%	50	76.0 - 76.7%	40	80.0 - 80.6%	20	100%
2	70	57.1 - 58.4%	50	64.0 - 65.0%	40	70.0 - 70.9%	20	100%
1	70	42.9 - 44.5%	50	52.0 - 53.4%	40	60.0 - 61.2%	20	100%
0	70	28.6 - 30.7%	50	40.0 - 41.8%	40	50.0 - 51.5%	20	100%
1
The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio.
EXAMPLE 5 (Multiple Investment Options): In the following table, we illustrate two other hypothetical Contracts where your Contract Value is allocated to more than one Investment Option. These examples show how your selection of more than one Investment Option impacts the limits of the percentage of Contract Value that could remain allocated to a Lifestyle Portfolio Subaccount under the Portfolio Stabilization ProcessSM.
	CURRENT CONTRACT VALUE ALLOCATION:
	Contract E				Contract F
	50% Lifestyle Growth Portfolio Subaccount		50% Lifestyle Conservative Portfolio Subaccount		80% Lifestyle Growth Portfolio Subaccount		20% Ultra Short Term Bond Trust Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract E				Contract F
	Lifestyle Growth Portfolio Subaccount		Lifestyle Conservative Portfolio Subaccount		Lifestyle Growth Portfolio Subaccount		Ultra Short Term Bond Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	45	50%	45	50%	70	80%	-	-
4	45	44.4 – 44.6%	45	44.4 – 44.6%	70	80%	-	-
3	45	38.9 – 39.2%	45	38.9 – 39.2%	70	72.2 – 73.5%	-	-
2	45	33.3 – 33.8%	45	33.3 – 33.8%	70	61.1 – 62.8%	-	-
1	45	27.8 – 28.4%	45	27.8 – 28.4%	70	50.0 – 52.0%	-	-

CURRENT CONTRACT VALUE ALLOCATION:
	Contract E				Contract F
	50% Lifestyle Growth Portfolio Subaccount		50% Lifestyle Conservative Portfolio Subaccount		80% Lifestyle Growth Portfolio Subaccount		20% Ultra Short Term Bond Trust Subaccount
CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract E				Contract F
	Lifestyle Growth Portfolio Subaccount		Lifestyle Conservative Portfolio Subaccount		Lifestyle Growth Portfolio Subaccount		Ultra Short Term Bond Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
0	45	22.2 – 23.1%	45	22.2 – 23.1%	70	38.9 – 41.3%	-	-
1
The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio. We do not transfer Contract Value to or from the Ultra Short Term Bond Trust Subaccount, but the allocation of Contract Value to that Subaccount reduces the amount that would otherwise be transferred to the Select Bond Trust Subaccount.
WE PROCEED TO STEP FOUR:
• when your current Contract Value allocation in the Lifestyle Portfolio Subaccounts exceeds the amount permitted under the Portfolio Stabilization ProcessSM (STEP FOUR A); or
• when your current Contract Value allocation in the Select Bond Trust Subaccount exceeds the amount required under the Portfolio Stabilization Process® (STEP FOUR B).
Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.
Again, the Portfolio Stabilization Process® is a non-discretionary, systematic mathematical process that automatically determines when, and how much, Contract Value is transferred between the Lifestyle Portfolio Subaccounts you select and the Select Bond Trust Subaccount. Transfers can occur under a number of different conditions. For example, transfers to the Select Bond Trust Subaccount could occur as a result of:
• declines in your Contract Value as a result of poor investment performance of the Subaccounts, or
• withdrawals of your Contract Value after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount, and which result in a decline of the RV Ratio in effect at the time of the withdrawal.
STEP FOUR
A. Transfers from the Lifestyle Portfolio Subaccounts to the Select Bond Trust Subaccount. We are authorized to transfer Contract Value to the Select Bond Trust Subaccount from all Lifestyle Portfolio Subaccounts in your Contract on a pro rata basis based on the current ratio of Contract Value in each of your selected Lifestyle Portfolio Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Select Bond Trust Subaccount as described in STEP THREE.
Examples of pro rata transfers from Lifestyle Portfolio Subaccounts: In the next two examples, we illustrate the impact of the current Contract Value allocation in the Lifestyle Portfolio Subaccounts on possible transfers under your Contract to the Select Bond Trust Subaccount. In both examples, we assume:
• you purchased a Contract with an IPFL 6.11 Series Rider for a one-time Purchase Payment of $100,000;
• the Reference Value of your Contract is $100,000; and
• your Contract Value decreases from $93,000 to $91,000 at the end of a Business Day.
EXAMPLE 6 (Contract Value Allocated to Lifestyle Growth Portfolio Subaccount Only): If your entire Contract Value is allocated to the Lifestyle Growth Portfolio Subaccount, the Portfolio Stabilization Process® would result in a transfer to the Select Bond Trust Subaccount of $12,857 (14.1%) of your Contract Value.
EXAMPLE 7 (Contract Value Allocated to Lifestyle Growth Portfolio Subaccount and Ultra Short Term Bond Trust Subaccount): Assume that 50% of your Contract Value is in the Lifestyle Growth Portfolio Subaccount and 50% of your Contract Value is in the Ultra Short Term Bond Trust Subaccount. The Portfolio Stabilization Process® would calculate a reallocation to the Select Bond Trust Subaccount of $12,857. However, since the amount invested in the Ultra Short Term Bond Trust Subaccount (50% × $91,000, or $45,500) exceeds the target reallocation to the Select Bond Trust Subaccount, no transfer occurs.

The percentages shown in the above Examples are illustrative only and do not reflect the impact of daily fluctuations in the values of the Lifestyle Growth Portfolio, the Ultra Short Term Bond Trust and the Select Bond Trust, nor does this example show the impact of daily transfers that may arise under the Portfolio Stabilization Process®. Actual results will differ.
B. Transfers from the Select Bond Trust Subaccount to the Lifestyle Portfolio Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Select Bond Trust Subaccount as described in STEP THREE. From time to time, the amount of your Contract Value actually allocated to the Select Bond Trust Subaccount could be in excess of the amount required under the Portfolio Stabilization Process®. In that case, we may transfer Contract Value from the Select Bond Trust Subaccount to all of the Lifestyle Portfolio Subaccounts selected in your Contract on a pro rata basis based on the current ratio of Contract Value in each Lifestyle Portfolio Subaccount. This could happen in instances involving:
• favorable investment performance in the Ultra Short Term Bond Trust Subaccount or Select Bond Trust Subaccount relative to your other selected Investment Options;
• an overall increase in Contract Value that results in a higher RV Ratio Band for a period of 5 consecutive Business Days; or
• your transfer of Contract Value from a Lifestyle Portfolio Subaccount to the Ultra Short Term Bond Trust Subaccount or to a different Lifestyle Portfolio Subaccount with a lower AEAF.
In STEP THREE, the Portfolio Stabilization Process® calculates the total limit on amounts that may be invested in the Lifestyle Portfolio Subaccounts. In most cases, the calculation uses the RV Ratio Band in effect for that Business Day. However, where STEP THREE results from an increase in the RV Ratio Band, the Portfolio Stabilization Process® uses the lowest RV Ratio Band during the 5 consecutive Business Days.
C. Transfers from the Select Bond Trust Subaccount to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount if:
• you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount; and
• some of your Contract Value is currently allocated to the Select Bond Trust Subaccount.
In such an event, your Contract Value allocated to the Select Bond Trust Subaccount will be transferred automatically to the Subaccount you have instructed.
The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative Portfolio Subaccount if:
• you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount; and
• some of your Contract Value is currently allocated to the Select Bond Trust Subaccount.
In such an event, your Contract Value allocated to the Select Bond Trust Subaccount will be transferred automatically to the Lifestyle Conservative Portfolio Subaccount.
Additional Information on the Portfolio Stabilization Process®. We provide additional information on the Portfolio Stabilization Process® in the SAI, which is available to you at no charge.
Other Investment Limitations Under an IPFL 6.11 Series Rider
We reserve the right to restrict investments in any Variable Investment Option at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
Limitations on Allocations of Additional Purchase Payments. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an IPFL 6.11 Series Rider.
Prior to the Lifetime Income Date, we increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “VII. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”), up to a maximum Benefit Base of $3 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $3 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
• the Lifetime Income Date or
• the latest of:
• the date of a Purchase Payment that we applied to the Benefit Base,
• the date of a reduction in the Benefit Base, or
• the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. We offer the IPFL 6.11 Series Riders with the following Credit features:
• Annual Credit Rate:
Age of Youngest Covered Person	Annual Credit Rate
64 and under	5%
65 and over	6%
• Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Annual Credits. We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.
If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced if the withdrawal results in a reduction of the Benefit Base.
EXAMPLE (Income Plus For Life® 6.11): Assume that you purchase a Contract with an Income Plus For Life® 6.11 Rider and you, the Covered Person, turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit Rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:
• At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,200 (4% × $105,000).
• At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,400 (4% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:
• At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
• At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on a Credit Rate of 6%, since you turn age 66 during the fourth Contract Year, and the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700. The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $5,035 (5% × $100,700).
EXAMPLE (Income Plus For Life – Joint Life® 6.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 6.11 Rider and the younger Covered Person turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on the youngest Covered Person’s age the applicable Annual Credit Rate is 5%. If you take no withdrawals during the first and second Contract Year:
• At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $3,938 (3.75% × $105,000).
• At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,125 (3.75% × $110,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:
• At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
• At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700). The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $4,783 (4.75% × $100,700).
Step-Ups. The IPFL 6.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. The Step-Up Dates in effect when we issued the Rider will remain in effect for as long as your Rider remains in effect.
How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $3 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 6%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $118,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $7,500 (6% × $125,000).
Impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®. Please see Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for additional information on the impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®.
Step-Ups may occur only while an IPFL 6.11 Series Rider is in effect.

Withdrawals, Distributions and Settlements
Overview. The IPFL 6.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
• by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
• as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
• if you make an Additional Purchase Payment (if allowed and up to specified limits).
Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.
EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).
Pro Rata Withdrawals Only. Through your purchase of an IPFL 6.11 Series Rider with the Portfolio Stabilization Process®, you authorized us to deem any request to take a withdrawal of Contract Value as a request to withdraw your requested Contract Value on a pro rata basis from each Investment Option (including the Select Bond Trust Subaccount). Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of pro rata withdrawals on the Portfolio Stabilization Process®.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:
• you take withdrawals prior to the Lifetime Income Date, or
• your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal is:
• a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or
• a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of Excess Withdrawals on the Portfolio Stabilization Process®.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount.
EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 - $5,625, or $84,375. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals before the Lifetime Income Date on the Portfolio Stabilization Process®.
Note: Withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “X. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the portion of the withdrawal that is an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by the Lifetime Income Amount of $5,500 to $94,500. Next, since $4,500 of this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by 4.76% ($4,500/$94,500). The Benefit Base after the Excess Withdrawal is $104,764 ($110,000 - .0476 × $110,000) and the Lifetime Income Amount is $5,238 (.05 × $104,764).
We do not reduce the Benefit Base and/or the Lifetime Income Amount:
• if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base); or
• if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The IPFL 6.11 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines below the greater of $1,000 or the Lifetime Income Amount. See “Settlement Phase” below. The guaranteed minimum withdrawal benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals after the Lifetime Income Date on the Portfolio Stabilization Process®.
If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 6.11 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider.
The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “VII. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:
• you select option A, B or C above; and
• you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
• may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59½, a 10% penalty tax under the Code;
• reduce the death benefit and other optional benefits;
• cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life® 6.11 Series Rider during any Contract Year in which you receive a payment under the program; and
• may reduce your ability to obtain Step-Ups.
If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “VII. Description of the Contract”) if you enroll in the Income Made Easy Program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Income Made Easy Program on the Portfolio Stabilization Process®.
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an IPFL 6.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:
• Pre-59½ Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
• Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
• Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “X. Federal Tax Matters – Required Minimum Distributions.”
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program. The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.
If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see “VII. Description of the Contract – Special Withdrawal Services – The Income Plan”) or the Income Made Easy Program (see “Pre- Authorized Withdrawals – The Income Made Easy Program” above).
Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Life Expectancy Distribution Program on the Portfolio Stabilization Process®.
We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59½ Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch
Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with your own qualified tax professional.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an IPFL 6.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step- Ups to, or deduct any charges from an IPFL 6.11 Series Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The minimum required amount to trigger the Settlement Phase under an IPFL 6.11 Series Rider is a Contract Value that is less than or equal to the greater of:
• the Lifetime Income Amount (or, if less, any remaining Lifetime Income Amount), or
• $1,000.
EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider and the Lifetime Income Amount is equal to $5,000. Also assume that the Contract Value declines to $4,950. Since the Contract Value is less than the Lifetime Income Amount, the Rider enters its Settlement Phase and we begin automatically making payments that total $5,000 per year as long as the Covered Person (either Covered Person for IPFL – Joint Life 6.11) remains alive.
There is no Settlement Phase under an IPFL 6.11 Series Rider if you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
• At the start of the Settlement Phase, we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.
• If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
• In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Additional Annuity Options
In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an IPFL 6.11 Series Rider (“IPFL Alternate Annuity Options”). These IPFL Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The IPFL Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “VII. Description of the Contract – Pay-out Period Provisions.”
Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments
If you choose to take withdrawals under one of our IPFL 6.11 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “VII. Description of the Contract”).
When you take withdrawals:
• you have the flexibility to start and stop withdrawals;

• you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
• you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
• you reduce the Contract Value available for annuitization; and
• you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “X. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
When you annuitize:
• you receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);
• your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
• you no longer have access to the Contract Value; and
• your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “X. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
Special Consideration on Annuitization. The Contract does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.
Impact of Death Benefits
The IPFL 6.11 Series Rider ends if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then the IPFL 6.11 Series Rider:
1.	Not the Covered Person	-
may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the
Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.

		-	enters its Settlement Phase if a subsequent withdrawal causes the Contract Value to fall below a minimum required amount.
-
continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit.

2.	The Covered Person	-	ends without any further benefit.
If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under an IPFL 6.11 Series Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “IX. Charges and Deductions – Mortality and Expense Risks Fee”).
Income Plus For Life – Joint Life® 6.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 6.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving

Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 6.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 6.11 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 6.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 6.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 6.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
• if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
• if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 6.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
These Riders terminate upon a change in ownership (or assignment) of the Contract unless the new Owner or assignee meets the qualifications specified in the Termination provision of the respective Rider. A change of the Annuitant also could result in termination of these Riders. We permit you to change ownership (or make an assignment) of the Contract without terminating the respective Rider when the existing Owner is a legal entity and the new Owner is another legal entity if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) you transfer ownership from a custodian to the Annuitant, or vice versa, or (c) you transfer ownership from a legal entity to another entity that is satisfactory to us.
You may not terminate an IPFL 6.11 Series Rider once it is in effect (unless we increase the Rider fee – see “Rider Fee” above). However, an IPFL 6.11 Series Rider terminates automatically upon the earliest of:
• the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

• the date an Annuity Option begins;
• the date the Contract Value and the Benefit Base both equal zero;
• (for IPFL 6.11) the death of the Covered Person;
• (for IPFL – Joint Life 6.11) the death of the last Covered Person remaining under the Rider;
• the date a new Rider becomes effective under any exchange program that we may make available;
• the date the Owner is changed or the Contract is assigned, unless
• the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
• the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or
• the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
• the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or
• the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
• the assignment is for purposes of a tax qualified exchange; or
• termination of the Contract.
Note that if you terminate the Rider, you must transfer any Contract Value in the Select Bond Trust Subaccount into the Subaccounts available to Contracts without an IPFL 6.11 Series Rider.
Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “X. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.
Annual Step-Up Death Benefit
If it was available in your state, you may have elected the optional Annual Step-Up Death Benefit. Election of this optional benefit could only be made at the time the Contract was issued and, once made, is irrevocable. If you purchased this Rider and an IPFL 6.11 Series Rider, you must limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the IPFL Series 6.11 Rider.
Rider Benefit
The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:
• the death benefit described under “Death Benefit During Accumulation Period”; or
• the Annual Step-Up Death Benefit.
The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the 75th birthday of the oldest Owner at issue of the Contract, or the date of death of any Owner, whichever is earliest.
Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any Additional Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:
(a) is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(b) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.
Termination of the Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit terminates upon the earliest to occur of:
(a) the date the Contract terminates;
(b) the Maturity Date;
(c) the date on which the Annual Step-Up Death Benefit is paid; or
(d) the date the Owner is changed or the Contract is assigned, unless
(i) the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(ii) the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or
(iii) the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
(iv) the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or.
(v) the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(vi) the assignment is for purposes of a tax qualified exchange.
Annual Step-Up Death Benefit Fee
A daily charge in an amount equal to 0.30% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.
Qualified Plans
If you purchased your Contract in connection with a Qualified Plan, including an IRA, you should consider the tax effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.
An additional fee is imposed for the Annual Step-Up Death Benefit, and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

IX. Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. For information on the optional benefits fees, see “VIII. Optional Benefits.”
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. See “Asset-Based Charges” below.
Withdrawal Charges
If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) certain other “free Withdrawal Amounts” described below; (iii) distributions required to satisfy federal income tax minimum distribution requirements with respect to the Contract; or (iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years. In no event may the total withdrawal charges exceed 8% of the amount invested.
We first allocate a withdrawal to accumulated earnings as described below, next to any “free Withdrawal Amount” in excess of accumulated earnings and finally to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:
• 10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
• the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).
Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the accumulated earnings, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the accumulated earnings in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments are liquidated.
Upon a full surrender of a Contract, we liquidate the excess of all unliquidated Purchase Payments over the accumulated earnings for purposes of calculating the withdrawal charge.
Each Purchase Payment or portion thereof in excess of the free Withdrawal Amount that is liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the charge structure you selected at issue. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

John Hancock USA
John Hancock NY
Withdrawal Charge* (as a percentage of Purchase Payments)
First Year	8%
Second Year	7%
Third Year	6%
Fourth Year	5%
Fifth Year	4%
Sixth Year	3%
Seventh Year	2%
Thereafter	0%
*
This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. The total withdrawal charge is the sum of the withdrawal charges for the Purchase Payments being liquidated.
We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.
There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.
For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”
Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home
(John Hancock USA Contracts only; not available in all states)
In states where approved, any applicable withdrawal charge will be waived on a withdrawal after the “Benefit Eligibility Date” and prior to the Maturity Date if all of the following apply:
• the Owner has been confined to an “Eligible Medical Care Facility” for at least 90 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
• the confinement began after the Contract Date, or after the change to or addition of any Owner for that Owner;
• confinement was prescribed by a “Physician”;
• confinement was medically necessary in the judgment of the “Physician”;
• both the Owner and the Annuitant are alive as of the date we pay the proceeds of such withdrawal; and
• the request for a withdrawal and “Due Proof of Confinement” are received by us, in Good Order, during confinement or no later than 90 days after discharge unless it was not reasonably possible to provide proof within this time period and proof is provided as soon as reasonably possible thereafter.
The “Benefit Eligibility Date” is the 12 months after the Contract Date for any Owner at issue of the Contract and 12 months after any change or addition of an Owner for that new Owner.
An “Eligible Medical Care Facility” is a licensed “Nursing Home” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Nursing Home” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; and (c) provides custodial care under the supervision of a registered nurse (R.N.). A “Hospital” is a facility which: (a) is located in the United States or its territories; (b) is licensed as a Hospital by the jurisdiction in which it is located; (c) is supervised by a staff of “Physicians”; (d) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (e) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (f) has access to medical, diagnostic and major surgical facilities.
A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s family who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.
“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Medical Care Facility, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Medical Care Facility.
The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “X. Federal Tax Matters”). Please consult with your own qualified tax professional before requesting the waiver.
There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.
Annual Contract Fee
We will deduct each year an annual Contract fee of $50 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts.
However, if you are registered for electronic delivery of your transaction confirmations, we will waive the annual Contract fee. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $50 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.
Administration Fee
We allocate a portion of the asset-based charges, as shown in “IV. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “VII. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.
To compensate us for assuming these risks, we deduct from each of the Subaccounts, as a percentage of the value of the Variable Investment Options, a daily charge at the annual effective rate of 1.00%.

The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Reduction or Elimination of Charges and Deductions
(John Hancock USA Contracts only; not available in New York)
We may have reduced or eliminated the amount of withdrawal charges or any administrative charge or other deductions from Purchase Payments for certain Contracts where permitted by state law. These Contracts involved sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:
• We considered the size and type of group to which sales were made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.
• We considered the total amount of Purchase Payments received. Per-dollar sales expenses were likely to be less on larger Purchase Payments than on smaller ones.
• We considered the nature of the group or class for which the Contracts were purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
• We considered any prior or existing relationship with us. Per-Contract sales expenses were likely to be less when there was a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
• We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
• There may have been other circumstances that resulted in reduced expenses.
If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination would be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.
In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law.
	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
CO	0.00%	2.00%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.037%	0.037%
WY	0.00%	1.00%
1
Based on the state of residence at the time the tax is assessed.
2
We pay premium tax upon receipt of Purchase Payment.
3
0.08% on Purchase Payments in excess of $500,000.
4
Referred to as a “maintenance fee.”

X. Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment — federal, state, or local — of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable amount of earnings:
• withdrawals (including any surrenders and systematic withdrawals);
• payment of any death benefit proceeds;
• periodic payments under one of our annuity payment options;
• certain ownership changes; and
• any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
• the type of the distribution;
• when the distribution is made;
• the nature of any Qualified Plan for which the Contract is being used; and
• the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all of part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt investments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.
We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
• Any withdrawal you take generally is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
• Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
• Any annuity payments that you receive under an Annuity Option will be taxed in the manner described in “Taxation of Annuity Payments” below.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
• Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
• The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
Please consult a qualified tax professional for information on any optional benefit Riders.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the

Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.
In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange was tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange was generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may have been more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeded your investment in the Contract, that excess represented gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract. If you exchange part of an existing Contract, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original contract at the time of the partial exchange, regardless of whether the payment came from the existing contract or from the Contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner's investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value - $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that purchased the Contract, or entities that are Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person, are not married to each other and ownership of the Contract transfers to the Annuitant upon annuitization. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
• if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
• if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
• if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
• if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
• if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
• if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
• received on or after the date on which the Contract Owner reaches age 59½;
• attributable to the Contract Owner becoming disabled (as defined in the tax law);
• made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
• made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Owner and designated Beneficiary;* or
• made with respect to certain annuities issued in connection with structured settlement agreements.
*
You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment. Special rules apply when there is a partial 1035 exchange of a contract under which substantially equal periodic payments are being made. The exchange will not be treated as a modification, provided that the aggregate distributions from the two contracts continue to meet the requirements for substantially equal periodic payments as though the exchange had not taken place.
Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A new Medicare tax applies to certain unearned income at a maximum rate of 3.8%. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult a qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part nontaxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase

Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus, but make no attempt to provide more than general information in this Prospectus about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
A number of changes in the Code affect or will in the future affect Qualified Contracts, and the IRS has not yet released guidance on many of those changes. The discussion below is not intended to address all the tax rules applicable to Qualified Contracts. Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “VII. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):
• as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
• as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
• by making annual contributions to the extent permitted under the Code.
*
We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “VII. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with RMD requirements for tax years beginning after 2022 will result in the imposition of an excise tax, generally 25% of the amount by which the amount required to be distributed exceeds the actual distribution. The excise tax for tax years beginning after 2022 may be a lower 10% provided that a corrective distribution meets certain criteria.
In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949 and before January 1, 1951, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the

Owner turns age 72. For Contract Owners born after December 31, 1950 and before January 1, 1960, distributions of minimum amounts must begin by April 1 of the calendar year following the calendar year in which the Owner turns age 73. For Contract Owners born after 1959, the age at which minimum distributions must begin is scheduled to increase to age 75. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
• received on or after the date on which the Contract Owner reaches age 59½;
• received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
• made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*
You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses and certain qualified disaster distributions. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. The SECURE 2.0 Act of 2022 created additional exceptions from the penalty tax. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment, where the Code allows repayment of a distribution.
If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½, 72 or 73. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
• made after the Owner turns age 59½;
• made after the Owner’s death;
• attributable to the Owner being disabled; or
• a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “VII. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read “VIII. Optional Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.
Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Type
SIMPLE IRA Plans
In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees. In general, an employee must be covered by the SIMPLE IRA, if the employee is expected to earn at least $5,000 during the current calendar year and had
$5,000 of earnings during any two years preceding the current calendar year. Under a
SIMPLE IRA plan both employees and the employer make deductible contributions.
SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a
SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

Simplified Employee Pensions (SEP-IRAs)
Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Other Qualified Plan Type
Section 403(b) Plans or Tax- Sheltered Annuities
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase
Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These
Contracts are commonly referred to as “tax-sheltered annuities.”

Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)
Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed
Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R.
10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans;
however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Section 457 of the Code permits employees of state and local governments and tax-
exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan.
A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457
Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.
Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, or withdrawal, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “VII. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
• from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
• from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
• from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*
Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contract intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.
In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
• April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70½, or
• April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after June 30, 1949 and before January 1, 1951, required minimum distributions must generally begin by the later of:
• April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
• April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after December 31, 1950 and before January 1, 1960, required minimum distributions must generally begin by the later of:
• April 1 of the calendar year following the calendar year in which the Participant turns age 73, or

• April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after 1959, the triggering age for required minimum distributions is scheduled to increase to 75.
Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
• received on or after the date on which the Contract Owner reaches age 59½;
• received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
• made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and “designated beneficiary” (as defined in the tax law).*
*
You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses and certain qualified disaster distributions. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment, where the Code allows repayment of a distribution.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). The SECURE 2.0 Act of 2022 created additional exceptions from the penalty tax not described herein. If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under section 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will generally be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA. The SECURE 2.0 Act of 2022 also created limited exceptions from the 20% withholding requirement for certain types of distributions.
If we have to withhold a portion of the distribution, we will treat any amount we withhold as a withdrawal from your
Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.
If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VIII.
Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”) , we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we had entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we had received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).
We may have accepted, rejected or modified any of the terms of a proposed Information Sharing Agreement presented to us, and made no representation that we would enter into an Information Sharing Agreement with your Section 403(b) Plan.
Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.
We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.
In the event that we did not receive the Required Documentation and you nonetheless directed us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.
Restrictions on Section 403(b) Plans
Tax-sheltered annuity contracts must contain restrictions on withdrawals of:
• contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
• earnings on those contributions; and
• earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.
In general, these amounts can be paid only if the employee has reached age 59½, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Under certain circumstances, amounts may be withdrawn if the employee is a reservist who has been called to active duty (see section 72(t)(2)(G) of the Code). Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.
Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.
In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59½, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)
Loans under section 403(b) of the Code
We do not accept requests for loans under Contracts intended for use with a retirement plan qualified under section 403(b) of the Code, even if permitted under your plan.
If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, please consult with your own qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions under the Texas Optional Retirement Program
Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:
• termination of employment in all Texas public institutions of higher education;
• retirement;
• death; or
• the participant’s turning age 70½.
Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.
Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.

XI. General Matters
Asset Allocation Services
We are aware that certain third parties offer asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) if any such withdrawals incur a fee under the terms described in this Prospectus, such fees would be separate and in addition to any other fees paid under the Contracts. (See “VII. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract, and “VIII. Optional Benefits – Features of Income Plus For Life® 6.11 Series Riders – Withdrawals, Distributions and Settlements” for information about the treatment of withdrawals under Contracts with guaranteed minimum withdrawal benefit Riders.)
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contracts for sale through select broker-dealers that entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors may also have offered the Contracts directly to potential purchasers.
JH Distributors pays compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.
The individual financial representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial representative’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commission or overrides to a limited number of broker-dealers that provide marketing support and training services to the broker-dealers that sold and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through our selected broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “IX. Charges and Deductions”).

Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determine which firms to support and the extent of the payments that are or were made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.
We hoped to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.
These arrangements may not have been offered to all firms, and the terms of such arrangements may differ between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.
Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may have paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.
Transaction Confirmations
We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable to the Contract Owners for the contractual obligations under the Contracts, including guaranteed benefits, and the reinsurer agrees to indemnify us for certain risks they assume under the Contracts that are covered in the reinsurance agreements. The reinsurance agreement is an agreement solely between us and the reinsurer and no Contract Owner has any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so with a combination of transacting with high quality reinsurers, diversifying reinsurance counterparties to limit concentrations, and engaging in reinsurance transactions that include collateral. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
• the Separate Account; or
• the ability of the principal underwriter to perform its contract with the Separate Account; or
• on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
Financial Statements
The Statements of Additional Information contain the Company’s financial statements for the years ended December 31, 2025 and 2024, and its Separate Accounts’ financial statements for the year ended December 31, 2025 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2025, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

Appendix: Portfolios Available Under the Contract
Variable Investment Options. The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time. You can request this information at no cost by calling the phone number on the back cover of this Prospectus or by sending an email request to life_and_annuities_prospectuses@jhancock.com. The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series II John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.97%*	6.67	-0.69	2.16
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.99%*	13.81	5.23	6.81
To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.96%*	9.82	1.77	3.95
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	1.01%*	16.51	7.58	8.69
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.98%*	12.48	4.05	5.84
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	1.12%	9.51	4.41	5.31
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	1.10%	8.63	0.76	2.89
Appendix-1
App Table #4

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	1.16%	10.57	6.05	6.02
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	1.12%	9.06	3.53	4.85
To seek income and capital appreciation.	Select Bond Trust - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.85%*	7.36	-0.51	2.01
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.50%*	6.67	-0.91	1.48
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%*	4.02	2.27	1.75
* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
Income Plus For Life ® 6.11 Series Riders (Available Individual Investment Options). If you purchased a Contract with an Income Plus For Life ® 6.11 Series Rider, we limit the individual Investment Options to which you may allocate or transfer your Contract Value. See “VIII Optional Benefits” for more information.
Appendix-2
App Table #4

Appendix A: Examples of Calculation of Withdrawal Charge
The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.
Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:
a) First we calculate the free Withdrawal Amount, which equals the greater of:
• 10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
• Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.
b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $60,000 - $10,000 = $50,000.
c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.
• The initial Purchase Payment is in the third year, so the applicable withdrawal charge is ..06 × $30,000 = $1,800.
• The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.
• The total withdrawal charge is $1,800 + $1,400 = $3,200.
Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:
a) First we calculate the free Withdrawal Amount, which equals the greater of:
• 10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
• Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000.
b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $50,000 - $0 = $50,000.
c) Next we allocate a portion of the Purchase Payments to be liquidated to the excess of the free amount over the accumulated earnings, $5,000.
d) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for the remainder of each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.
• The initial Purchase Payment is in the third year, so the applicable withdrawal charge is ..06 × $25,000 = $1,500.
• The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.
• The total withdrawal charge is $1,500 + $1,400 = $2,900.
Example 3. If you withdraw $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we calculate the withdrawal charge as follows:
a) First we calculate the free Withdrawal Amount for the withdrawal, which equals the greater of:
• 10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
• Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.
b) Since the withdrawal is equal to the free Withdrawal Amount, we liquidate Purchase Payments equal to $3,000, the excess of the free Withdrawal Amount over the accumulated earnings, but there will not be any withdrawal charge.
A-1

c) When the Contract is surrendered, we calculate the free Withdrawal Amount for the surrender, which equals the greater of:
• 10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or
• Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $47,000 = $2,000.
d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $49,000 - $2,000 = $47,000.
e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.
• The initial Purchase Payment is in the third year, so the applicable withdrawal charge is ..06 × $27,000 = $1,620.
• The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.
• The total withdrawal charge is $1,620 + $1,400 = $3,020.
A-2

Appendix B: Impact of Transactions
on Portfolio Stabilization Process®
The following tables are applicable to Contracts issued with an IPFL 6.11 Series Rider. They illustrate the impact of various types of transactions on the Portfolio Stabilization Process®. In Table B-1, we illustrate the impact of Additional Purchase Payments, Credits and Step-Ups. In Table B-2, we illustrate the impact of various types of withdrawals of Contract Value.
Table B-1. Impact of Additional Purchase Payments, Step-ups and Credits
Type of Transaction	Impact on the Portfolio Stabilization Process®
Additional Purchase Payments:
A) Before Lifetime Income Date
An Additional Purchase Payment increases the Contract Value and the Reference
Value on a dollar for dollar basis. The Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the new Reference Value to determine a Reference
Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the
Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”)
Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

B) On and after the Lifetime Income Date
An Additional Purchase Payment increases the Contract Value and may increase the
Reference Value. Unlike an Additional Purchase Payment before the Lifetime
Income Date, we may offset the Additional Purchase Payment by your withdrawals
(see “Portfolio Stabilization Process® – STEP ONE”). In any event, the Portfolio
Stabilization Process® calculates the ratio of the new Contract Value to the
Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization
Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See
“Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract
Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio
Stabilization Process®.

Increases in Guaranteed Amounts:
Credit
A Credit increases the Benefit Base and Lifetime Income Amount under an IPFL
6.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Credit does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of a Credit, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization
Process®.

Step-Up
A Step-Up increases the Benefit Base and Lifetime Income Amount under an IPFL
Series 6.11 Series Rider. It does not increase Contract Value or the Reference Value.
As a result, a Step- Up does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of the Step-Up, however, may result in all, some or none of your Contract Value being transferred under the Portfolio
Stabilization Process®.

Table B-2. Impact of Withdrawals
Type of Withdrawal	Impact on the Portfolio Stabilization Process®
From a selected Investment Option	The IPFL 6.11 Series Rider does not permit you to withdraw Contract Value from a specific Investment Option if your Contract Value is allocated to more than one Investment Option.

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
Pro rata from each Investment Option in which your Contract Value is allocated
Your Contract Value reduces and your Contract’s Reference Value may change depending on the specific type of withdrawal transaction, as described below. The
Portfolio Stabilization Process® calculates the ratio of remaining Contract Value to
Reference Value (as may be adjusted) to determine if the withdrawal will result in a review of your Contract Value allocation. (See “Portfolio Stabilization Process® –
STEP TWO”) Since the withdrawal under your Contract is taken pro rata from each
Investment Option, the dollar-weighted Assumed Equity Allocation Factor for your
Contract does not change. Your withdrawal may, however, result in a transfer of remaining Contract Value to the Select Bond Trust Subaccount if the RV Ratio Band
declines (See “Portfolio Stabilization Process® – STEP THREE”).

Withdrawals before the Lifetime Income Date
Your withdrawal is an Excess Withdrawal. It reduces the remaining Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value
Ratio, and does not result in an additional transfer of Contract Value to the Select
Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio
Stabilization Process®.

Withdrawals of the Lifetime Income Amount after the Lifetime Income Date
Your withdrawal reduces the Contract Value but does not reduce the Reference Value.
As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Select Bond Trust
Subaccount under the Portfolio Stabilization Process®. Any other change in Contract
Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization
Process®.

Excess Withdrawals after the Lifetime Income Date
Your withdrawal exceeds the Lifetime Income Amount. It reduces the Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value
Ratio, and does not result in an additional transfer of Contract Value to the Select
Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio
Stabilization Process®.

Withdrawals after the Lifetime Income Date under the Income Made Easy Program:
(A) full allowable amount	Same as “Withdrawals of the Lifetime Income Amount after the Lifetime Income Date,” above.
(B) the full allowable amount plus any increases in Contract Value resulting from investment gains at the end of a Contract Year
Your withdrawals during a Contract Year reduce the Contract Value, but not the
Reference Value. Your withdrawal of investment gains at the end of a Contract Year reduces the Reference Value in proportion to the reduction of Contract Value. Each withdrawal of the full allowable amount changes the Reference Value Ratio, which may result in a transfer of a portion of remaining Contract Value to the Select Bond
Trust Subaccount under the Portfolio Stabilization Process®. Your withdrawal of investment gains, if any, at the end of a Contract Year will not change the Reference
Value Ratio and will not trigger an automatic transfer.

(C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount
Your withdrawal reduces the Contract Value but does not reduce the Reference Value.
As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Select Bond Trust
Subaccount under the Portfolio Stabilization Process®. Any other change in Contract
Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization
Process®.

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
(D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount)
Your withdrawal reduces the Contract Value but does not reduce the Reference Value.
As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Select Bond Trust
Subaccount under the Portfolio Stabilization Process®. Any other change in Contract
Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization
Process®.

(E) a specified dollar amount that is less than the full allowable amount
Your withdrawal reduces the Contract Value. Because the specified dollar amount is less than the Lifetime Income Amount, the Reference Value is not reduced. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Select Bond Trust
Subaccount under the Portfolio Stabilization Process®. Any other change in Contract
Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization
Process®.

Withdrawals under the Life Expectancy Distribution Program: Same as Income Made Easy selections (C) and (D), above.

Appendix C: Examples of the Portfolio Stabilization Process®
The following examples assume four separate Contracts are purchased on the same day. The initial Purchase Payment for each Contract is $100,000. The examples are based on hypothetical performance that varies by Subaccount.
• Owner A allocates the entire $100,000 to Lifestyle Growth Portfolio Subaccount.
• Owner B allocates the entire $100,000 to Lifestyle Conservative Portfolio Subaccount
• Owner C allocates $50,000 to Lifestyle Balanced Portfolio Subaccount and $50,000 to Lifestyle Conservative Portfolio Subaccount.
• Owner D allocates $90,000 to Lifestyle Growth Portfolio Subaccount and $10,000 to Ultra Short Term Bond Trust Subaccount.
The examples also assume there are no transactions other than the ones described in each example, and all days are Business Days. All Contract Values are rounded to the nearest dollar, which may cause some calculations to appear slightly incorrect.
Initial Reference Value, RV Ratio and RV Ratio Band
The initial Reference Value is equal to the initial Contract Value of $100,000 for each of the four Contracts. The Reference Value Ratio (RV Ratio) is equal to the Contract Value divided by the Reference Value $100,000/$100,000 which is 100%. Since the RV Ratio is greater than 92.5%, the RV Ratio Band is set at 5.
Overview. The table below highlights the results illustrated in the examples that follow.
Portfolio Stabilization Process® Result
Type of Transaction	No Transfer	Transfer to Select Bond Trust Subaccount	Transfer from Select Bond Trust Subaccount
Monthly Review of Reference Value	1(a), 1(b), 1(c), 1(d)
Decrease in RV Ratio Band	2(b)	2(a), 2(c), 2(d)
Increase in RV Ratio Band	3(b)		3(a), 3(c), 3(d)
Monthly Anniversary Review of Allocation while RV Ratio is less than 82.5%	4(b)	4(c)	4(a), 4(d)
Withdrawal of Lifetime Income Amount		5(a), 5(d)
Excess Withdrawal	5(b)
Withdrawal Prior to Lifetime Income Date	5(c)
Additional Purchase Payment		6(a), 6(b)	6(c), 6(d)
Owner-directed Transfer between Subaccounts	7(c)	7(b)	7(a), 7(d)
Example 1: Monthly Review of Reference Value
Assume that at the end of the day on the first Monthly Anniversary of the Contracts, we compare the Contract Value of each of the four Contracts to the Reference Value for the Contract.
a) Assume that the Contract Value on Owner A’s Contract has increased to $101,241. We increase the Reference Value to $101,241. The RV Ratio is 100% and the RV Ratio Band is 5.
b) Assume that the Contract Value on Owner B’s Contract has decreased to $99,274. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.27% and the RV Ratio Band is still 5.
c) Assume that the Contract Value on Owner C’s Contract has decreased to $99,937. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.94% and the RV Ratio Band is still 5.
d) Assume that the Contract Value on Owner D’s Contract has increased to $101,015. We increase the Reference Value to $101,015. The RV Ratio is 100% and the RV Ratio Band is 5.

Example 2: Decreases in RV Ratio Band
a) Assume that the Contract Value of Owner A’s Contract increases over the first four months to $107,166. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,608. The RV Ratio is 92.01% ($98,608/$107,166) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Growth Portfolio Subaccount, so the dollar-weighted Assumed Equity Allocation Factor (AEAF) is 70 – the AEAF for the Lifestyle Growth Portfolio Subaccount. Based on the Contract Value of $98,608, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Select Bond Trust Subaccount. We transfer this amount from the Lifestyle Growth Portfolio Subaccount, leaving a balance of $84,829 in that Subaccount.
b) Assume that the Contract Value of Owner B’s Contract increases over the first four months to $101,961. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $93,996. The RV Ratio is 92.19% ($93,996/$101,961) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Conservative Portfolio Subaccount, so the AEAF is 20 – the AEAF for the Lifestyle Conservative Portfolio Subaccount. Based on the Contract Value of $93,996, the RV Ratio Band of 4 and the dollar-weighted AEAF of 20, the Portfolio Stabilization Process® calculates that there is no required allocation to the Select Bond Trust Subaccount. As long as the Contract Value remains allocated 100% to the Lifestyle Conservative Portfolio Subaccount, the AEAF of 20 will result in no required allocation to the Select Bond Trust Subaccount, regardless of the value of the RV Ratio Band.
c) Assume that the Contract Value of Owner C’s Contract increases over the first four months to $103,878. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $95,651 ($47,405 in the Lifestyle Balanced Portfolio Subaccount and $48,246 in the Lifestyle Conservative Portfolio Subaccount). The RV Ratio is 92.08% ($95,651/$103,878) and the RV Ratio Band is equal to 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The Contract Value is in both the Lifestyle Balanced and Lifestyle Conservative Portfolio Subaccounts, so the AEAF is 34.87 ((50 × $47,405 + 20 × $48,246)/$95,651). Based on the Contract Value of $95,651, the RV Ratio Band of 4 and the dollar-weighted AEAF of 34.87, the Portfolio Stabilization Process® calculates that $7,973 must be allocated to the Select Bond Trust Subaccount. We transfer the $7,973 proportionally from the Lifestyle Balanced and Lifestyle Conservative Portfolio Subaccounts. The amount transferred from the Lifestyle Balanced Portfolio Subaccount is $3,951 and the amount transferred from the Lifestyle Conservative Portfolio Subaccount is $4,022.
d) Assume that the Contract Value of Owner D’s Contract increases over the first four months to $106,461. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,357 ($88,746 in the Lifestyle Growth Portfolio Subaccount and $9,611 in the Ultra Short Term Bond Trust Subaccount). The RV Ratio is 92.39% ($98,357/$106,461) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The dollar-weighted AEAF is based only on the portion of the Contract Value allocated to the Lifestyle Growth Portfolio Subaccount, so the AEAF is 70. Based on the Contract Value of $98,357, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Select Bond Trust Subaccount. The Portfolio Stabilization Process® proceeds to Step Four. The $9,611 in the Ultra Short Term Bond Trust Subaccount is credited toward the total that must be allocated to the Select Bond Trust Subaccount, reducing the required transfer amount to $4,077, which we transfer from the Lifestyle Growth Portfolio Subaccount.

Example 3: Increases in RV Ratio Band
After Contract Value has been transferred to the Select Bond Trust Subaccount, the Portfolio Stabilization Process® will transfer Contract Value back to the Lifestyle Portfolio Subaccounts if the RV Ratio Band increases to a higher level and remains at least at that level for 5 days.
a) Assume that the RV Ratio Band for Owner A’s Contract is 3. If the RV Ratio Bands calculated for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,878 ($70,142 in the Lifestyle Growth Portfolio Subaccount and $26,736 in the Select Bond Trust Subaccount). The Lifestyle Growth Portfolio Subaccount AEAF is 70. Based on the Contract Value of $96,878, the RV Ratio Band of 4 and the dollar- weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Select Bond Trust Subaccount. Since $26,736 is already in the Select Bond Trust Subaccount, we transfer the excess amount of $12,957 from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount.
b) Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative Portfolio Subaccount, there is no impact from an increase in the RV Ratio Band.
c) Assume that the RV Ratio Band for Owner C’s Contract is 4. If the RV Ratio Bands for the next 5 days are 5, 5, 5, 5, 5, the Portfolio Stabilization Process® proceeds to Step Three on the 5th day, since the RV Ratio Band increased from 4 to 5 and remained at 5 for five consecutive days. Assume that the Contract Value on that day is $96,747 ($44,559 in the Lifestyle Balanced Portfolio Subaccount, $44,323 in the Lifestyle Conservative Portfolio Subaccount, and $7,865 in the Select Bond Trust Subaccount). The dollar-weighted AEAF is 35.04 ((50 × $44,559 + 20 × $44,323)/($44,559 + $44,323)). Based on the RV Ratio Band of 5, the Portfolio Stabilization Process® does not require any transfer to the Select Bond Trust Subaccount. Since $7,865 is already in the Select Bond Trust Subaccount, we transfer the $7,865 from the Select Bond Trust Subaccount proportionally to the Lifestyle Balanced and Lifestyle Conservative Portfolio Subaccounts. The amount transferred to the Lifestyle Balanced Portfolio Subaccount is $3,943 and the amount transferred to the Lifestyle Conservative Portfolio Subaccount is $3,922.
d) Assume that the RV Ratio Band for Owner D’s Contract is 3. If the RV Ratio Bands for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,374 ($69,966 in the Lifestyle Growth Portfolio Subaccount, $9,467 in the Ultra Short Term Bond Trust Subaccount and $16,941 in the Select Bond Trust Subaccount). 100% of the Contract Value in the Lifestyle Portfolio Subaccounts is in the Lifestyle Growth Portfolio Subaccount, so the AEAF is 70. Based on the Contract Value of $96,374, the RV Ratio Band of 4 and the dollar- weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Select Bond Trust Subaccount. Since $9,467 is allocated to the Ultra Short Term Bond Trust Subaccount and $16,941 is allocated to the Select Bond Trust Subaccount, we transfer the excess amount of $12,720 ($9,467 + $16,941 - $13,688) from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount. The Portfolio Stabilization Process® does not transfer money from the Ultra Short Term Bond Trust Subaccount.
Example 4: RV Ratio is less than 82.5%
a) Assume that the RV Ratio reduces to less than 82.5%, resulting in an RV Ratio Band of 0 for Owner A’s Contract. $61,238 is in the Select Bond Trust Subaccount and the remainder of the total Contract Value of $87,237 is in the Lifestyle Growth Portfolio Subaccount. On the next Monthly Anniversary, the portion of the Contract Value in the Select Bond Trust Subaccount decreases to $58,070 while the portion in the Lifestyle Growth Portfolio Subaccount decreases to $21,975, for a total Contract Value of $80,045. The Reference Value is still $107,145 so the RV Ratio is 74.71% and the RV Ratio Band is 0. Based on the Contract Value of $80,045, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $57,175 to be allocated to the Select Bond Trust Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we will transfer $895 from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount.

b) Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative Portfolio Subaccount, even when the RV Ratio Band is 0 on a Monthly Anniversary, the Portfolio Stabilization Process® will determine that there is no required allocation to the Select Bond Trust Subaccount.
c) Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner C’s Contract. $34,389 is in the Select Bond Trust Subaccount, $23,779 in the Lifestyle Balanced Portfolio Subaccount and $26,773 in the Lifestyle Conservative Portfolio Subaccount. On the next Monthly Anniversary the portion of the Contract Value in the Select Bond Trust Subaccount decreases to $33,068, the portion in the Lifestyle Balanced Portfolio Subaccount decreases to $22,969 and the portion in the Lifestyle Conservative Portfolio Subaccount decreases to $25,784, for a total Contract Value of $81,821. The Reference Value is still $103,878 so the RV Ratio is 78.77% and the RV Ratio Band is 0. The dollar weighted AEAF is 34.13. Based on the Contract Value of $81,821, the RV Ratio Band of 0 and the AEAF of 34.13, the Portfolio Stabilization Process® requires $33,880 to be allocated to the Select Bond Trust Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we transfer $812 to the Select Bond Trust Subaccount proportionally from the Lifestyle Moderate and Lifestyle Conservative Portfolio Subaccounts ($383 from the Lifestyle Moderate Portfolio Subaccount and $430 from the Lifestyle Conservative Portfolio Subaccount).
d) Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner D’s Contract. $51,870 is in the Select Bond Trust Subaccount, $25,694 in the Lifestyle Growth Portfolio Subaccount and $8,965 in the Ultra Short Term Bond Trust Subaccount. On a subsequent Monthly Anniversary the portion of the Contract Value in the Select Bond Trust Subaccount increases to $52,694, the portion in the Lifestyle Growth Portfolio Subaccount decreases to $25,373 and the portion in the Ultra Short Term Bond Trust Subaccount increases to $9,008, for a total Contract Value of $87,074. The Reference Value is still $106,461 so the RV Ratio is 81.79% and the RV Ratio Band is 0. The dollar weighted AEAF is 70. Based on the Contract Value of $87,074, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $60,835 to be allocated to the Select Bond Trust Subaccount. As described in Step Four, the Portfolio Stabilization Process® will determine that the $9,008 already in the Ultra Short Term Bond Trust Subaccount reduces the required allocation to the Select Bond Trust Subaccount to $51,827. Therefore, we transfer $867 from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount since there is an excess in the Select Bond Trust Subaccount.
Example 5: Withdrawals
a) Assume that Owner A takes a withdrawal of the Lifetime Income Amount on a day when the Contract Value is $95,268 ($68,358 in the Lifestyle Growth Portfolio Subaccount and $26,910 in the Select Bond Trust Subaccount), the Reference Value is $107,166, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. We withdraw the $5,000 proportionally from the Growth Portfolio and Select Bond Trust Subaccounts. The balance in the Lifestyle Growth Portfolio Subaccount following the withdrawal is $64,770 ($68,358 - $5,000 × $68,358/$95,268). The balance in the Select Bond Trust Subaccount is $25,497 ($26,910 - $5,000 × $26,910/$95,268). The total Contract Value after the withdrawal is $90,268. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value so the RV Ratio is now 84.23% ($90,268/$107,166). The RV Ratio Band is 1. Based on the Contract Value of $90,268, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,521 to be allocated to the Select Bond Trust Subaccount, and therefore we transfer $25,024 from the Lifestyle Growth Portfolio Subaccount to the Select Bond Trust Subaccount.
b) Assume that Owner B takes a withdrawal of $10,000 on a day when the Contract Value is $98,723 (100% in the Lifestyle Conservative Portfolio Subaccount), the Reference Value is $101,961, the RV Ratio Band is 5 and the Lifetime Income Amount is $5,000. We first reduce the Contract Value to $93,723 due to the withdrawal of the $5,000. This portion of the withdrawal does not reduce the Reference Value. The remaining $5,000 of the withdrawal reduces the Contract Value to $88,723. This Excess Withdrawal reduces the Reference Value in the same proportion as it reduces the Contract Value. The reduced Reference Value is $96,522 ($101,961 - $5,000/$93,723 × $101,961). The RV Ratio is now 91.92% ($88,723/$96,522). The RV Ratio Band is 4. Based on the Contract Value of $88,723, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Select Bond Trust Subaccount.
c) Assume that Owner C takes a withdrawal of $5,000 prior to the Lifetime Income Date when the Contract Value is $95,409 ($41,687 in the Lifestyle Balanced Portfolio Subaccount, $45,946 in the Lifestyle Conservative Portfolio Subaccount, and $7,776 in the Select Bond Trust Subaccount), the Reference Value is $103,878 and the RV Ratio

Band is 4. The total Contract Value after the withdrawal is $90,409. The withdrawal is an Excess Withdrawal since it is prior to the Lifetime Income Date, and therefore it reduces the Reference Value proportionally. Since the Reference Value is reduced in the same proportion as the Contract Value, the RV Ratio and RV Ratio Band do not change. Since the RV Ratio Band is still equal to 4, the Portfolio Stabilization Process® does not proceed to Step Three.
d) Assume that Owner D takes a withdrawal of the Lifetime Income Amount when the Contract Value is $93,947 ($64,676 in the Lifestyle Growth Portfolio Subaccount, $9,665 in the Ultra Short Term Bond Trust Subaccount and $29,605 in the Select Bond Trust Subaccount), the Reference Value is $106,461, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. The $5,000 is withdrawn proportionally from the Lifestyle Growth Portfolio, Ultra Short Term Bond and Select Bond Trust Subaccounts. The balance in the Lifestyle Growth Portfolio Subaccount following the withdrawal is $51,766 ($64,676 - $5,000 × $64,676/$93,947). The balance in the Ultra Short Term Bond Trust Subaccount is $9,150 ($9,665 - $5,000 × $9,665/$93,947). The balance in the Select Bond Trust Subaccount is $28,030 ($29,605 - $5,000 × $29,605/$93,947). The total Contract Value after the withdrawal is $88,947. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value, so the RV Ratio is now 83.55% ($88,947/$106,461). The RV Ratio Band is 1. Based on the Contract Value of $88,947, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,189 to be allocated to the Select Bond Trust Subaccount. The $9,150 in the Ultra Short Term Bond Trust Subaccount is credited toward that amount, reducing it to $41,038. Therefore we transfer $13,009 ($41,038 - $28,030) from the Lifestyle Growth Portfolio Subaccount to the Select Bond Trust Subaccount.
Example 6: Additional Purchase Payments
a) Assume Owner A makes an Additional Purchase Payment of $10,000 when the Contract Value is $90,763 ($39,604 in the Lifestyle Growth Portfolio Subaccount and $51,159 in the Select Bond Trust Subaccount), the Reference Value is $107,145 and the RV Ratio Band is 1. The Contract Value increases to $100,763 ($49,604 in the Lifestyle Growth Portfolio Subaccount and $51,159 in the Select Bond Trust Subaccount). The Reference Value increases by $5,000 – the excess of the Additional Purchase Payment over the prior withdrawal of $5,000 that did not reduce the Reference Value. The new Reference Value is $112,145. The RV Ratio is 89.88% ($100,763/$112,115) and the RV Ratio Band is 3. Based on the Contract Value of $100,763, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $52,878 to be allocated to the Select Bond Trust Subaccount. Therefore we transfer $1,720 from the Lifestyle Growth Portfolio Subaccount to the Select Bond Trust Subaccount. In this example, although the RV Ratio Band increases as a result of the Additional Purchase Payment, a transfer to the Select Bond Trust Subaccount is required because the entire Additional Purchase Payment went into the Lifestyle Growth Portfolio Subaccount.
b) Assume Owner B makes an Additional Purchase Payment of $10,000 allocated to the Lifestyle Moderate Portfolio Subaccount when the Contract Value is $88,387 (100% in the Lifestyle Conservative Portfolio Subaccount), the Reference Value is $96,522 and the RV Ratio Band is 4. The Contract Value increases to $98,387 ($88,387 in the Lifestyle Conservative Portfolio Subaccount and $10,000 in the Lifestyle Moderate Portfolio Subaccount). The Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $106,522. The RV Ratio is 92.36% ($98,387/$106,522) and the RV Ratio Band is 4. The dollar- weighted AEAF is based on the portions of the Contract Value in the Lifestyle Conservative and Lifestyle Moderate Portfolio Subaccounts, and is 22.03 ((20 × $88,387 + 40 × $10,000)/$98,387). Based on the Contract Value of $98,387, the RV Ratio Band of 4 and the AEAF of 22.03, the Portfolio Stabilization Process® requires $1,769 to be allocated to the Select Bond Trust Subaccount. Therefore we transfer $1,769 proportionally from the Lifestyle Conservative and Lifestyle Moderate Portfolio Subaccounts to the Select Bond Trust Subaccount. The amount transferred from the Lifestyle Conservative Portfolio Subaccount is $1,589 ($1,769 × $88,387/$98,387) and the amount transferred from the Lifestyle Moderate Portfolio Subaccount is $180 ($1,769 × $10,000/$98,387).
c) Assume Owner C makes an Additional Purchase Payment of $10,000 allocated 50% to the Lifestyle Balanced Portfolio Subaccount and 50% to the Lifestyle Conservative Portfolio Subaccount. The Contract Value prior to the Additional Purchase Payment is $90,957 ($39,829 in the Lifestyle Balanced Portfolio Subaccount, $43,748 in the Lifestyle Conservative Portfolio Subaccount and $7,380 in the Select Bond Trust Subaccount). The Reference Value is $98,434 and the RV Ratio Band is 4. The Contract Value increases to $100,957 ($44,829in the Lifestyle Balanced Portfolio Subaccount, $48,748 in the Lifestyle Conservative Portfolio Subaccount and $7,380 in the

Select Bond Trust Subaccount). Next, the Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $108,434. The RV Ratio is 93.10% ($100,957/$108,434) and the RV Ratio Band is 5. The dollar- weighted AEAF, calculated based on the portions of the Contract Value allocated to the Lifestyle Balanced and Lifestyle Conservative Portfolio Subaccounts, is 34.37 ((50 × $44,829 + 20 × $48,748)/($44,829 + $48,748)). Based on the RV Ratio Band of 5 the Portfolio Stabilization Process® does not require any amount to be allocated to the Select Bond Trust Subaccount. We proceed to Step Four and transfer the $7,380 from the Select Bond Trust Subaccount proportionally to the Lifestyle Balanced and Lifestyle Conservative Portfolio Subaccounts. The amount transferred to the Lifestyle Balanced Portfolio Subaccount is $3,536 ($7,380 × $44,829/($44,829 + $48,748)), and the amount transferred to the Lifestyle Conservative Portfolio Subaccount is $3,845 ($7,380 × $48,748/($44,829 + $48,748)).
d) Assume Owner D makes an Additional Purchase Payment of $5,000 allocated 90% to the Lifestyle Growth Portfolio Subaccount and 10% to the Ultra Short Term Bond Trust Subaccount. The Contract Value prior to the Additional Purchase Payment is $89,413 ($39,096 in the Lifestyle Growth Portfolio Subaccount, $9,214 in the Ultra Short Term Bond Trust Subaccount and $41,103 in the Select Bond Trust Subaccount). The Reference Value is $106,461 and the RV Ratio Band is 1. The Contract Value increases to $94,413 ($43,596 in the Lifestyle Growth Portfolio Subaccount, $9,714 in the Ultra Short Term Bond Trust Subaccount and $41,103 in the Select Bond Trust Subaccount). Since the prior $5,000 withdrawal did not reduce the Reference Value, that withdrawal is subtracted from the $5,000 Additional Purchase Payment, resulting in no increase to the Reference Value. The RV Ratio is 88.68% ($94,413/$106,461), and the RV Ratio Band is 3. The dollar- weighted AEAF is equal to the AEAF for the Lifestyle Growth Portfolio Subaccount, or 70. Based on the Contract Value of $94,413, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Select Bond Trust Subaccount. The total Contract Value allocated to both the Ultra Short Term Bond Trust Subaccount and the Select Bond Trust Subaccount is $50,818. Therefore we transfer the excess allocation of $24,202 ($50,818 - $26,615) from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount.
Example 7: Transfers
a) Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,767 ($48,399 in the Lifestyle Growth Portfolio Subaccount and $52,368 in the Select Bond Trust Subaccount), Contract Owner A elects to transfer the balance from the Lifestyle Growth Portfolio Subaccount to the Lifestyle Balanced Portfolio Subaccount. There is no change to the RV Ratio or the RV Ratio Band. As a result of the transfer the AEAF is now 50. Based on the Contract Value of $100,767, the RV Ratio Band of 3 and the AEAF of 50, the Portfolio Stabilization Process® requires $44,418 to be allocated to the Select Bond Trust Subaccount. Therefore we proceed to Step Four and transfer $7,950 from the Select Bond Trust Subaccount to the Lifestyle Balanced Portfolio Subaccount.
b) Assume that two days after the Additional Purchase Payment, when the Contract Value is $97,241 ($85,509 in the Lifestyle Conservative Portfolio Subaccount, $9,961 in the Lifestyle Moderate Portfolio Subaccount, and $1,770 in the Select Bond Trust Subaccount), Contract Owner B elects to transfer $20,000 from the Lifestyle Conservative Portfolio Subaccount to the Lifestyle Moderate Portfolio Subaccount. The RV Ratio Band of 4 does not change as a result of the transfer. As a result of the transfer the AEAF in now 26.28 ((40 × $29,961 + 20 × $65,509)/($29,961 + $65,509)). Based on the Contract Value of $97,241, the RV Ratio Band of 4 and the AEAF of 26.28, the Portfolio Stabilization Process® requires $4,580 to be allocated to the Select Bond Trust Subaccount. Therefore we proceed to Step Four and transfer $2,810 proportionally from the Lifestyle Moderate Portfolio Subaccount and the Lifestyle Conservative Portfolio Subaccount to the Select Bond Trust Subaccount.
c) Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,295 ($47,719 in the Lifestyle Balanced Portfolio Subaccount and $52,576 in the Lifestyle Conservative Portfolio Subaccount), Contract Owner C elects to transfer the balance from the Lifestyle Moderate Portfolio Subaccount to the Lifestyle Conservative Portfolio Subaccount. There is no change to the RV Ratio or the RV Ratio Band as a result of the transaction. As a result of the transfer the AEAF is now 20. Based on the Contract Value of $100,295, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Select Bond Trust Subaccount.
d) Assume that two days after the Additional Purchase Payment, when the Contract Value is $94,517 ($67,794 in the Lifestyle Growth Portfolio Subaccount, $9,763 in the Ultra Short Term Bond Trust Subaccount, and $16,960 in the Select Bond Trust Subaccount), Contract Owner D elects to transfer $20,000 from the Lifestyle Growth Portfolio

Subaccount to the Ultra Short Term Bond Trust Subaccount. There is no change to the RV Ratio or the RV Ratio Band. The AEAF is still 70. Based on the Contract Value of $94,517, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Select Bond Trust Subaccount. Therefore we proceed to Step Four. The total Contract Value in the Ultra Short Term Bond Trust Subaccount is now $29,763, which exceeds the required allocation. We transfer the $16,960 balance in the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount. No portion of the Ultra Short Term Bond Trust Subaccount will be transferred.

Our Statements of Additional Information provide additional information about the Contracts, including any optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information, request other information about the Contracts and make investor inquiries without charge upon request by contacting us at the Annuities Service Center shown below, on our website at www.johnhancock.com/annuities or by calling us at 1-800-344-1029.
We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	372 University Ave – Suite 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities	372 University Ave – Suite 55445 Westwood, MA 02090 1-800-344-1029
1940 Act File No. 811-04113
1933 Act File No. 333-172476
EDGAR Contract Identifier No. C000100454

Statement of Additional Information
Dated April 27, 2026
JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:
Prospectuses Issued by John Hancock USA
(to be read with this Statement of Additional Information)
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Venture 4 Series Variable Annuity (C000100451)	Venture 7 Series Variable Annuity (C000100454)
You may obtain a copy of the Prospectuses listed above by emailing us at Life_and_Annuities_Prospectuses@jhancock.com or contacting us at the following addresses:
John Hancock Life Insurance Company (U.S.A.)
John Hancock Annuities Service Center
Overnight Mail Address	Mailing Address
372 University Ave, STE 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities

General Information and History
JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H (the “Separate Account” or the “Registrant”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (“we,” “us,” “the Company,” or “John Hancock USA”). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 372 University Ave – Suite 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
The financial statements of JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H (File No. 811-04113) as of December 31 2025, and for the two years in the period then ended, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
The business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts, 02116.
Servicing Agent
DXC Technology provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
• daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
• weekly commission statements;
• monthly summaries of agent production and daily transaction reports;
• semiannual statements for Contract Owners; and
• annual Contract Owner tax reports.
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We paid DXC $3.60 million for 2023, $4.70 million for 2024, and $3.80 million for 2025, plus certain other fees for the services provided.
Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2025, 2024, and 2023, were $121,155,514, $129,999,024, and $127,818,295, respectively. JH Distributors did not retain any of these amounts during such periods.
Special Compensation and Reimbursement Arrangements
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.
We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock’s annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements with these particular firms.
We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.
Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.
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The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2025) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:
Name of Firm
DISTRIBUTOR
Edward Jones Co., L.P.
Morgan Stanley Smith Barney Network
UBS Financial Services, Inc.
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2341(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.
We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.
Sales and Asset Based Payments
We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.
The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.
Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.
Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments
We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
Other Payments
We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the
3

Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.
Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.
Additional Information about the Portfolio Stabilization Process®
Please read the applicable Prospectus for Venture® 4 Series Variable Annuity or Venture® 7 Series Variable Annuity Contracts for general information on Contracts issued with an IPFL. We provide additional information in this section about the Portfolio Stabilization Process® we use to monitor Contract Value and to make automatic transfers between the Lifestyle Portfolio Subaccounts and the Select Bond Trust Subaccount.
Determination of Reference Value under STEP ONE of the Portfolio Stabilization Process®
Contract Inception
The initial Reference Value is equal to the Contract Value on the Contract Date.
Determination of Monthly Anniversary Dates
The Reference Value will be adjusted on each Monthly Anniversary to equal the greater of (a) the current Reference Value or (b) the Contract Value on that day.
Adjustments for Additional Purchase Payments
Additional Purchase Payments that we accept on any Business Day prior to the Lifetime Income Date increase the Reference Value by the amount of the Additional Purchase Payment.
Additional Purchase Payments that we accept on any Business Day coincident with or after the Lifetime Income Date increase the Reference Value by the excess, if any, of the Additional Payment over any withdrawal since the later of:
(a) the Lifetime Income Date, or
(b) the later of:
(i) the date of an Additional Purchase Payment that increased the Reference Value, or
(ii) the date of a reduction in the Reference Value.
Adjustments for Excess Withdrawals
The Reference Value will not be adjusted for withdrawals that are less than or equal to the Lifetime Income Amount.
Excess Withdrawals, including all withdrawals prior to the Lifetime Income Date, will reduce the Reference Value in the same proportion as the amount of the withdrawal divided by the Contract Value prior to the withdrawal.
As an example, assume that you own a Contract with an IPFL on a Business Day, where:
• the Business Day is after the Lifetime Income Date,
• no withdrawal charges apply,
• the Contract Value is $100,000,
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• the Lifetime Income Amount is $5,000,
• the Reference Value is $120,000, and
• you withdraw $15,000.
Under these assumptions, the Portfolio Stabilization Process® will adjust the Reference Value as follows:
• the Excess Withdrawal amount is $15,000 - $5,000, or $10,000,
• the Contract Value immediately before the Excess Withdrawal is $100,000 - $5,000, or $95,000,
• the Contract Value immediately after the Excess Withdrawal is $95,000 - $10,000, or $85,000, and
• the adjusted Reference Value is ($120,000 × ($85,000 / $95,000)), or $107,368.
Review of Contract Value Allocation under STEP TWO of the Portfolio Stabilization Process®
The Portfolio Stabilization Process® uses the term “Target Select Bond Trust Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Select Bond Trust Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount. We define the term as follows:
Target Select Bond Trust Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:
(a) is the minimum of the Contract Value and 80% of the Reference Value
(b) is the Reference Value Band multiplied by 2.5% of Reference Value
(c) is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value
(d) is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.
For purposes of the Target Select Bond Trust Subaccount Allocation, “F” is determined as follows:
F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF – 20)
5 × WAEAF
Automatic Transfers under STEP THREE of the Portfolio Stabilization Process®
Whenever a Target Select Bond Trust Subaccount Allocation is calculated, the Portfolio Stabilization Process® will compare that amount to the combined Contract Value in the Select Bond Trust Subaccount and the Ultra Short Term Bond Trust Subaccount (the “Combined Contract PS Value”).
A. Transfers from the Lifestyle Portfolio Subaccounts. If there is an excess of the Target Select Bond Trust Subaccount Allocation over the Combined Contract PS Value, the excess will be transferred automatically from the Lifestyle Portfolio Subaccounts with current Contract Value to the Select Bond Trust Subaccount. The excess will be transferred on a pro-rata basis from the Lifestyle Portfolio Subaccounts, based on the Contract Value in each Lifestyle Portfolio Subaccount before such transfer.
B. Transfers from the Select Bond Trust Subaccount to the Lifestyle Portfolio Subaccounts. The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Portfolio Subaccounts if:
• the Combined Contract PS Value exceeds the Target Select Bond Trust Subaccount Allocation, and
• some or all of your Contract Value is currently allocated to the Select Bond Trust Subaccount and any of the Lifestyle Portfolio Subaccounts.
In such an event, your Contract Value allocated to the Select Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically from the Select Bond Trust Subaccount to the Lifestyle Portfolio Subaccounts. The transfer will be on a pro-rata basis into the Lifestyle Portfolio Subaccounts based on the Contract Value in each Lifestyle Portfolio Subaccount before such transfer.
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C. Transfers from the Select Bond Trust Subaccount to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount if:
• the Combined Contract PS Value exceeds the Target Select Bond Trust Subaccount Allocation, and
• you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount, and
• some of your Contract Value is currently allocated to the Select Bond Trust Subaccount.
In such an event, your Contract Value allocated to the Select Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically to the Subaccount you have instructed.
The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative Portfolio Subaccount if:
• the Combined Contract PS Value exceeds the Target Select Bond Trust Subaccount Allocation, and
• you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount, and
• some of your Contract Value is currently allocated to the Select Bond Trust Subaccount.
In such an event, your Contract Value allocated to the Select Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically to the Lifestyle Conservative Portfolio Subaccount.
Processing Transactions Before Performing the Portfolio Stabilization Process®
At the end of each Business Day, we will perform the Portfolio Stabilization Process® after we process any other transactions under your Contract for that Business Day. The other transactions include any requests for withdrawals, transfers or other Contract benefits received before the end of that Business Day, Additional Purchase Payments received on that Business Day, and any Step-Ups, Credits, deduction of Contract fees and charges or other automated transactions scheduled for that Business Day.
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PART C
OTHER INFORMATION
Item 27. Exhibits
(a)
(i)
Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H, incorporated by reference to Exhibit (1)(i) to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-70728, filed on January 2, 2002 (the “Pre-Effective Amendment”).
(b)
Agreements for custody of securities and similar investments—NOT APPLICABLE.
(c)
(i)
Underwriting Agreement dated August 10, 1995, incorporated by reference to Exhibit (b)(3)(i) to Form N-4, File Number 033-76162, filed on February 25, 1998.
(ii)
Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24 (b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)
General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(d)
(a)
(i)
Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract (ICC11-VENTURE.11), incorporated by reference to Exhibit 24(b)(4)(a)(i) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(ii)
Form of Specifications Page (ICC11-SP.VEN-B.11), incorporated by reference to Exhibit 24(b)(4)(a)(ii) to this Registration Statement, File No. 333-172476, filed on February 28, 2011.
(b)
(i)
Form of Income Plus for Life 6.11 Rider—single life Qual (ICC11-BR001Q.11), incorporated by reference to Exhibit 24(b)(4)(b)(i) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(ii)
Form of Income Plus for Life 6.11 Rider—single life NQ (ICC11-BR001NQ.11), incorporated by reference to Exhibit 24(b)(4)(b)(ii) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(iii)
Form of Income Plus for Life 6.11 Rider—joint life Qual (ICC11-BR002Q.11), incorporated by reference to Exhibit 24(b)(4)(b)(iii) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(iv)
Form of Income Plus for Life 6.11 Rider—joint life NQ (ICC11-BR002NQ.11), incorporated by reference to Exhibit 24(b)(4)(b)(iv) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(v)
Form of Annual Step Death Benefit Rider (ICC11-BR010-R.11), incorporated by reference to Exhibit 24(b)(4)(b)(v) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(c)
(i)
Form of DCA Endorsement (ICC11-END002. 11), incorporated by reference to Exhibit 24(b)(4)(c)(i) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(ii)
Form of Nursing Home Waiver Endorsement (ICC11-NSEND001.11), incorporated by reference to Exhibit 24 (b)(4)(c)(ii) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(iii)
Form of Endorsement for Section 401a Plans (ICC11-END401A.11), incorporated by reference to Exhibit 24 (b)(4)(c)(iii) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(iv)
Form of Endorsement for IRAs (ICC11-ENDIRA.11), incorporated by reference to Exhibit 24(b)(4)(c)(iv) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(v)
Form of Endorsement for Roth IRAs (ICC11-ENDROTH.11), incorporated by reference to Exhibit 24(b)(4)(c)(v) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(vi)
Form of Endorsement for Section SIMPLE IRAs (ICC11-ENDSIMPLE.11), incorporated by reference to Exhibit 24(b)(4)(c)(vi) to Registration Statement, File No. 333-172473, filed on February 28, 2011.
(e)
Form of Specimen Application for Annuity Contract (ICC11-APPVENB11), incorporated by reference to Exhibit 24(b)(5)(a) to this Registration Statement, File No. 333-172476, filed on February 28, 2011.

(f)
(i)
Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.
(ii)
Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.
(iii)
Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.
(iv)
By-laws of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A (6)(b) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.
(v)
Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.
(vi)
Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.
(vii)
Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.
(viii)
Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement, File No. 333-162245, filed on January 18, 2013.
(g)
Contract of reinsurance in connection with the variable annuity contracts being offered.
(i)
Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(ii)
Agreement for Partial Recapture of the Amended and Restated Indemnity Variable Annuity Reinsurance Agreement Reference #8003 between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited dated November 15, 2021. CERTAIN INFORMATION (INDICATED BY [***]) HAS BEEN EXCLUDED FROM THE VERSION OF THIS DOCUMENT FILED AS AN EHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Incorporated by reference to Exhibit 27(g)(x) to Post-Effective Amendment No. 41 to Registration Statement, File No. 333-70730, filed on April 22, 2022.
(iii)
Coinsurance and Modified Coinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Corporate Solutions Life Reinsurance Company dated February 1, 2022. CERTAIN INFORMATION (INDICATED BY [***]) HAS BEEN EXCLUDED FROM THE VERSION OF THIS DOCUMENT FILED AS AN EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Incorporated by reference to Exhibit 27(g)(xi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 333-70730, filed on April 22, 2022.
(iv)
Agreement to Amend and Supplement the Coinsurance and Modified Coinsurance Agreement and Principal Transaction Agreement dated October 3, 2022. CERTAIN INFORMATION (INDICATED BY “[***]”) HAS BEEN EXCLUDED FROM THE VERSION OF THIS DOCUMENT FILED AS AN EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Incorporated by reference to Exhibit 27(g)(iv) to Post-Effective Amendment No. 15, File No. 333-172476, filed with the Commission on April 24, 2023.

(h)
(i)
Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.
(ii)
Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.
(i)
(i)
CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post- Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(ii)
Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(j)
Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(b)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.
(k)
Opinion of Counsel and consent to its use as to the legality of the securities being registered, incorporated by reference to Exhibit 24(b)(9) to this Registration Statement, File No. 333-172476, filed on February 28, 2011.
(l)
Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(m)
All financial statements omitted from Item 26, Financial Statements—NOT APPLICABLE.
(n)
Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.
(o)
Form of Initial Summary Prospectuses—NOT APPLICABLE.
(p)
Powers of Attorney
(i)
Powers of Attorney for Thomas Borshoff, James R. Boyle, Steven Finch, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen, incorporated by reference to this Registration Statement, File No. 333-172476, filed on February 28, 2011.
(ii)
Power of Attorney for Paul M. Connolly, incorporated by reference to this Registration Statement, File No. 333-172476, filed on May 17, 2011.
(iii)
Power of Attorney for Marianne Harrison, incorporated by reference to Post-Effective Amendment No. 1 this Registration Statement, File No. 333-172476, filed on April 25, 2012.
(iv)
Power of Attorney for Craig Bromley, incorporated by reference to this Registration Statement, File No. 333-172476, filed on April 26, 2013.
(v)
Power of Attorney for Michael Doughty, incorporated by reference to this Registration Statement, File No. 333-172476, filed on April 28, 2014.
(vi)
Power of Attorney for Linda A. Davis Watters, incorporated by reference to this Registration Statement, File No. 333-172476 filed on April 28, 2017.
(vii)
Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(vii) to Post -Effective Amendment No. 9 to this Registration Statement, File No. 333-172476, filed on April 27, 2018.
(viii)
Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(15)(viii) to Post-Effective Amendment No. 10 to this Registration Statement, File No. 333-172476, filed on April 26, 2019.
(ix)
Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(15)(x) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(x)
Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(15)(xi) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.

(xi)
Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xii)
Power of Attorney for Shamus Weiland, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 13 to Registration Statement, File No. 333-172476, filed on April 23, 2021.
(xiii)
Power of Attorney for Emanuel Alves, incorporated by reference to Exhibit (27)(xiv) to Post-Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xiv)
Power of Attorney for Thomas Edward Hampton, incorporated by reference to Exhibit (27)(xv) to Post- Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xv)
Powers of Attorney for Emanuel Alves, Paul M. Connolly, Thomas Edward Hampton, Marianne Harrison, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh Jr., Brooks Tingle, Shamus Weiland, and Henry H. Wong, incorporated by reference to Exhibit (27)(xvi) to Post-Effective Amendment No. 14, File No. 333-172476, filed with the Commission on April 22, 2022.
(xvi)
Powers of Attorney for Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong, incorporated by reference to Exhibit 27(xvi) to Post- Effective Amendment No. 15, File No. 333-172476, filed with the Commission on April 24, 2023.
(xvii)
Power of Attorney for Simonetta Vendittelli, incorporated by reference to Exhibit 27(xviii) to Post-Effective Amendment No. 62, File No. 333-70728, filed with the Commission on April 19, 2024.
(xviii)
Powers of Attorney for Eileen Cloherty, Aimee DeCamillo, Dara Gough, and Alex Silva, incorporated by reference to Exhibit 27(xviii) to Post-Effective Amendment No. 23, File No. 333-149421, filed with the Commission on April 21, 2025.
(xix)
Power of Attorney for Adam T. Wise. [FILED HEREWITH]

Item 28. Directors and Officers of the Depositor
Officers and Directors of John Hancock Life Insurance Company (U.S.A.):
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Nora N. Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Aimee DeCamillo 200 Berkeley St. Boston, MA 02116	Director, Executive Vice President, & Global Head of Retirement
Dara Gough 200 Berkeley St. Boston, MA 02116	Director, Vice President
Thomas E. Hampton 5207 2nd Street NW Washington, DC 20011	Director
J. Stephanie Nam 129 State Street Portsmouth, NH 03801	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Adam T. Wise 197 Clarendon Street Boston, MA 02116	Director & Vice President
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Institutional, Product, and Strategy
Senior Vice Presidents
John Addeo**	Global Fixed Income Chief Investment Officer
John C.S. Anderson**	Global Head of Corporate Finance and Infrastructure
Peter Chung*	Global Head of Corporate Development
Kevin J. Cloherty**	Deputy General Counsel, Global Markets
Jackie Collier**	GWAM Chief Compliance Officer
Kristie Feinberg*	President of Manulife JH Investments and Head of Retail MIM
Maryscott Greenwood**	Global Head of Regulatory & Public Affairs
Len van Greuning*	Chief Information Officer MIM
Lindsay Hanson*	US Chief Marketing Officer
Hector Martinez*	Head of US Insurance
John B Maynard**	Deputy General Counsel, Legacy, Reinsurance & Tax
Joelle Metzman**	GWAM Chief Risk Officer
Sinead O’Connor*	Global Head of Inforce Management
Wayne Park*	Head of US Retirement and MIM
Gerald Peterson**	Global Head of Operations and Data Management
Nicole Rafferty***	Global Head of Contact Centers
Chet Ritchie*	Global Head of Talent Acquisition
Susan Roberts*	Head of LTC Customer Care and Integrations
Ian Roke**	Global Head of Financial Risk Management
Thomas Samoluk**	US General Counsel and US Government Relations

Name and Principal Business Address	Position with Depositor
Anthony Teta*	US Head of Inforce Management
Nathan Thooft**	MAS and Global Equities Chief Investment Officer
Anne Valentine-Andrews***	Global Head of Private Markets
Blake Witherington**	US Chief Credit Officer
Henry H. Wong**	Chief Investment Officer
Vice Presidents
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
Paul Batten**
P.J. Beltramini*
Abigail M. Benham*
Mark G. Bensman***
Alexander Beoglin**
Jon Bourgault**
J.J. Bowman*
Paul Boyne**
James Brandell*
Ted Bruntrager*	Chief Compliance Officer & Chief Risk Officer
Grant Buchanan***
Ginger Burns Beaupre**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Jeffrey Cathie*
Ken K. Cha*
Christopher M. Chapman**
Sheila Chernicki*
Eileen Cloherty*	Chief Accounting Officer & Controller
Maggie Coleman***
Catherine Z. Collins**
Doug Comer*
Meredith Comtois*
Thomas D. Crohan**
Susan Curry**
Ken D’Amato**
Michelle M. Dauphinais*
Ryan Davies**
Frederick D Deminico**
Susan P Dikramanjian**
William D Droege**
Jeffrey Duckworth**
Jodi Enggasser*
Jieyu Fan*
Marc Feliciano**
Katie M. Firth**
Lauren Marx Fleming**
Mark Flinn**
Philip J. Fontana**
Laura Foster***
Matthew Gabriel*
Paul Gallagher**
Melissa Gamble**
Scott B. Garfield**
Marco Giacomelli***
Jeffrey N. Given**

Name and Principal Business Address	Position with Depositor
Thomas C. Goggins**
Miguel Gonzalez*
Howard C. Greene**
Erik Gustafson**
Ryan M Hanna***
Richard Harris***	Appointed Actuary
Jessica Harrison***
John Hatch*
Katharine Hayes*
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Kinga Kapuscinski**
Gillian Kelley*
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Brian J Kernohan***
Michael P King***
Heidi Knapp**
Tomoko Kosinski**
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Tracy Lannigan**	Counsel and Corporate Secretary
Peter Lathrop*
Michael Lebowitz***
Jessica Lee***
Eric Lippart***
Hua Liu***	Treasury
Scott Lively**
David Loh***
Brad Lutz**
Patrick MacDonnell**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Stella Mink***
Matthew Miskin**
Michelle Morey*
Patricia Wall Mundy*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Lisa Natalicchio*
Scott Navin**
Frank G. O’Neill***
Pragya Pandit*
Chirag T. Patel***
Gary M. Pelletier**
David Pemstein**
Joanne Pietrini Smith*
Susan J. Pirog*
Jessica Portelance***
Jason M. Pratt**
Peta-Gaye M Prinn**

Name and Principal Business Address	Position with Depositor
Ed Rapp**
Todd Renneker**
Emily Roland**
Timothy A Roseen**
Barbara H. Rosen-Campbell**
Caryn Rothman**
Ryan Sample**
Jeffrey R. Santerre**
Michael Scanlon**
Marcia Schow**
Christopher L. Sechler**
Estelle Shaw-Latimer***
Thomas Shea**
Lisa Shepard**
Bill Shields**
Alex Silva*	Chief Financial Officer
Fernando A. Silva**
Susan Simi**
Nathan Slichter***
Brittany Straughn*
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
Anne Thibeault*
Brian E. Torrisi**
Gina Goldych Walters**
Adam Weigold**
Craig White**
Jonathan T. White**
Charles J. Wiegersma*
Bryan Wilhelm*
Karin Wilsey**
Josiah K. Winslow**
Thomas Zakian**
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2025, appears below:

Item 30. Indemnification
Article XII of the Restated Articles of Redomestication of the Company provides as follows:
No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:
i) a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;
ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;
iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;
iv) a transaction from which the director derived an improper personal benefit; or
v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.
If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
Rick Carlson**	Vice President, US Taxation
Jackie Collier**	Director
Michelle Dauphinais*	Vice President
Tracy Lannigan**	Vice President, Counsel, Corporate Secretary
Alex Silva*	Director
Bryan Wilhelm*	Director
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 32. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 33. Management Services
None.
Item 34. Fee Representation
(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 21st day of April, 2026.
John Hancock Life Insurance Company (U.S.A.) Separate Account H (Registered Separate Account)
By:	John Hancock Life Insurance Company (U.S.A.) (Insurance Company)
By:	* Brooks Tingle Chair, President, and Chief Executive Officer
John Hancock Life Insurance Company (U.S.A.)
By:	* Brooks Tingle Chair, President, and Chief Executive Officer

*/s/ Sophia Pattas Sophia Pattas, as Attorney-In-Fact *Pursuant to Power of Attorney

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 21st day of April, 2026.
Signature	Title
* Brooks Tingle	Chair, President, and Chief Executive Officer
* Alex Silva	Chief Financial Officer
* Eileen Cloherty	Chief Accounting Officer and Controller
* Nora Newton Crouch	Director
* Aimee DeCamillo	Director
* Dara Gough	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Shamus Weiland	Director
* Adam T. Wise	Director
*/s/ Sophia Pattas Sophia Pattas, as Attorney-In-Fact *Pursuant to Power of Attorney